UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2668

Oppenheimer Rochester AMT-Free Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 7/31/2014

Item 1.	Reports to Stockholders.

OppenheimerFunds™
THE RIGHT WAY TO INVEST

OPPENHEIMER ROCHESTER®

# AMT-FREE MUNICIPAL FUND

ANNUAL REPORT 7.31.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
1-Year	9.18%	4.00%	7.27%

5-Year	11.21	10.13	5.50

10-Year	2.93	2.43	4.85

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

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Fund Performance Discussion

Oppenheimer Rochester AMT-Free Municipal Fund once again provided competitive, yield-driven total returns this reporting period. The Class A shares produced an annual total return of 9.18% (without sales charge), about two-thirds of which was attributable to the tax-free income generated by the Fund’s holdings. The Fund outperformed its benchmark for the 12-month period ended July 31, 2014 and, at 5.98% (without sales charge), the distribution yield of the Class A shares was the second highest in Lipper’s General & Insured Municipal Debt Funds category, trailing only this Fund’s Y shares.

MARKET OVERVIEW

Amid sluggish economic growth at the beginning of this reporting period, the muni market rallied. The Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market, rose 7.27% in the 12 months ended July 31, 2014.

In November 2013, as he approached the end of his 8-year tenure, Fed Chairman Ben S. Bernanke spoke frankly about his regular press conferences, saying that “transparency in

The average distribution yield in Lipper’s General & Insured Municipal Debt Funds category was 3.21% at the end of this reporting period. At 5.98%, the distribution yield for this Fund’s Class A shares was 277 basis points higher than the category average.

monetary policy enhances public understanding and confidence.” Mr. Bernanke’s announcement in June 2013 — that the Fed was “prepared to increase or reduce the pace of its purchases — had caused a sharp market sell-off at the end of

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	5.98%

Dividend Yield with sales charge	5.70

Standardized Yield	5.70

Taxable Equivalent Yield	10.07

Last distribution (7/22/14)	$0.034

Total distributions (8/1/13 to 7/31/14)	$0.398

Endnotes for this discussion begin on page 14 of this report

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the last reporting period, and many bond funds saw considerable outflows during the remainder of calendar year 2013. As a result, yields rose, effectively turning the investor’s fears into a reality. Investors who were able to ride out the price volatility and focus on the long term were able to buy bonds with higher yields.

Another sell-off occurred in mid-March 2014 after Janet Yellen, who was confirmed as chairman of the Federal Reserve on January 6, 2014, held her first press conference. There, she announced that the Fed’s decisions about the Fed Funds rate would begin to “take into account a wide range of information, including measures of labor market conditions, indicators of inflation pressures and inflation expectations, and readings on financial developments.” The Fed Funds rate has been set between zero and 0.25% since December 2008, and the Fed’s policy – that the Fed Funds rate would not change until the unemployment rate had crossed the 6.5% threshold – has been in place since mid-December 2012.

The Fed’s decision to spend billions monthly on mortgage-backed securities and long-term Treasuries has long remained a source of speculation. After more than a year of $85-billion-a-month purchases, the Fed lowered its spending to $75 billion in January 2014 and then to $65 billion the following month. Near the end of April, the Fed announced that spending in May would be $45 billion with another drop scheduled for the summer. The Fed announced at the end of July that it would reduce its monthly bond purchases to $25 billion, yet gave no hint that recent signs of stronger growth had altered its resolve to hold short-term interests rates near zero into 2015.

Ms. Yellen has affirmed the Fed’s plan to end its stimulus purchases in the fall of 2014. The Fed also said it would reinvest the proceeds from its maturing securities in an effort to maintain current holdings levels. Although an end to the stimulus campaign looms, there is increasing backing among Fed officials to preserve the portfolio’s size, which it believes would help to keep borrowing costs low.

Given the current Fed Funds rate, the only plausible change would be an increase. The Fed has indicated that it has “no mechanical formula or timetable” for a decision about raising the Fed Funds rate. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. Additionally, the Fund’s investment team believes that its focus on finding value in the marketplace and producing competitive levels of tax-free income is well suited for the market conditions that existed at the end of this reporting period.

AAA-rated municipal securities with maturities of 15 years or longer remained “cheap to Treasuries” this reporting period, a condition that exists when the after-tax yields on muni bonds exceed the yields on Treasury bonds with comparable maturities. This condition allows investors to benefit further from the

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federal, state and, where applicable, local tax exemptions on municipal investment income.

On July 31, 2014, the average yield on 30-year, AAA-rated muni bonds was 3.44%, down 84 basis points from July 31, 2013. The average yield on 10-year, AAA-rated muni bonds on July 31, 2014, was 2.22%, down 66 basis points from the July 2013 date, and the average yield on 1-year, AAA-rated muni bonds was 0.15%, down 14 basis points from the July 2013 date.

During this reporting period, media coverage about municipal debt issued in Puerto Rico and Detroit’s bankruptcy, which occurred during the previous reporting period, contributed to market volatility. Details about the Fund’s Puerto Rico holdings can be found in the Fund Performance section, which follows.

This Fund’s investments in Detroit include insured bonds issued by the Detroit City School District and tax increment financing securities (TIFs), which are secured by the incremental tax revenue that is created and collected once a real-estate developer makes incremental improvements to a property. This Fund also holds Detroit water and sewer bonds, which are secured by a dedicated revenue stream.

Near the end of this reporting period, pensioners voted to accept Detroit’s plan to exit bankruptcy, but other creditors saw the plan as “inferior” and potentially flawed. Negotiations with creditors – including holders of Detroit’s $5.3 billion in water and sewer bonds – were ongoing as of July 31, 2014. Any long-term implications of Detroit’s filing will depend on how the bankruptcy judge ultimately rules. The Rochester team has been monitoring the fiscal conditions in the Motor City for years and will continue to do so.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester AMT-Free Municipal Fund held more than 830 securities as of July 31, 2014. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was among the top 2% in Lipper’s General & Insured Municipal Debt Funds category as of July 31, 2014. At 5.98% on that date, it was 277 basis points higher than the category average, which was 3.21%. Additionally, for a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 10.07%, based on the Fund’s standardized yield as of

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July 31, 2014, and the current top federal income tax rate. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

The dividend trend for this Fund shows the positive impact a yield-driven approach can have amid challenging market conditions. The Fund’s dividend, which was 3.2 cents per Class A share at the outset of the reporting period, increased twice during this reporting period: It rose to 3.3 cents beginning with the September 2013 payout and to 3.4 cents with the May 2014 payout. In all, the Fund distributed 39.8 cents per Class A share this reporting period.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 16.5% of the Fund’s total assets at the end of this reporting period and contributed positively to Fund performance.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the

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tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

The Fund remained invested this reporting period in land development (or “dirt”) bonds, which are Special Assessment and Special Tax bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Assessment and Special Tax sectors represented 12.1% and 4.1% of the Fund’s total assets, respectively.

Overall, we believe that the bonds in these sectors have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. During this reporting period, the bonds in these sectors contributed favorably to the Fund’s performance, supporting our long-standing belief that carefully researched dirt bonds belong in our portfolios. We continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of these sectors.

As of July 31, 2014, the Fund was invested in the hospital/healthcare sector, which totaled 11.2% of its total assets. Our holdings in this sector consist of securities across the credit spectrum. Bonds in this sector were positive contributors to the Fund’s total return this reporting period.

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Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 11.5% of the Fund’s net assets at the end of this reporting period. (Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by MSA proceeds and included in this Fund’s tobacco holdings, as discussed earlier in this report.) The Fund’s holdings, some of which are insured, include General Obligation (G.O.) debt and securities from many different sectors as well. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things. Nonetheless, the Fund’s holdings of bonds issued in Puerto Rico detracted from performance this reporting period amid concerns about the Commonwealth’s ongoing challenges.

Expanding on the fiscal discipline that was the hallmark of Luis Fortuño, his predecessor, first-term Governor Alejandro García Padilla has strengthened the island’s balance sheet, cut the government payrolls, enacted comprehensive pension reforms, and raised revenues via tax rate changes and improved enforcement.

About 90% of the sales tax revenue bonds held by the Fund this reporting period were issued in Puerto Rico. In all, this sector represented 6.0% of the Fund’s total assets as of July 31, 2014, and included bonds issued by various U.S. entities. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. As was the case overall for the Fund’s Puerto Rico holdings, investments in this sector detracted from the Fund’s overall performance this reporting period.

More than half of the G.O. securities held by this Fund were issued in Puerto Rico. G.O.s, which are backed by the full faith and taxing authority of state and local governments, represented 4.2% of the Fund’s total assets at the end of this reporting period. The Fund’s G.O. holdings also include bonds issued by many municipalities throughout the U.S. Even though G.O.s issued by Puerto Rico experienced “credit spread widening” – which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds increases – the Fund’s G.O. securities were a positive contributor to Fund performance this reporting period.

Late in this reporting period, news about the Commonwealth’s first balanced general fund budget in more than 20 years was overtaken by Gov. Padilla’s decision to sign legislation allowing Puerto Rico’s public corporations – PREPA (the electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) – to restructure their debt. Were issuers to make use of this law – the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”) – they could potentially seek to lessen debt-service payments to their creditors.

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We recently filed a lawsuit in federal court in Puerto Rico, challenging the constitutional validity of the Recovery Act, which we will pursue vigorously. We are determined to protect our shareholders’ best interests and enforce the bond covenants that have been negotiated.

Our investment team will continue to monitor credit rating changes and other developments closely and will post information on our website (oppenheimerfunds.com) and on our Twitter feed (twitter.com/rochesterfunds). We also encourage investors to contact their financial advisors for the latest facts, as the situation remains quite fluid.

Puerto Rico debt continued to be the subject of a variety of critical reports. Early in this reporting period, the coverage focused on the Commonwealth’s lingering economic difficulties, which were exacerbated by the Great Recession. Media coverage in the latter half of calendar year 2013 led to increased pricing pressure on bonds issued in Puerto Rico, though many began to rally in January 2014. Prices of Puerto Rico’s muni bonds fell again late in this reporting period amid discussions of debt restructuring.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders – and minimizing their potential losses.

Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

The Fund’s holdings in municipal bonds issued by utilities represented 8.4% of total assets at the end of this reporting period. As of July 31, 2014, this set of holdings included sewer utilities with 3.7% of total assets, electric utilities with 3.0%, and water utilities with 1.7%. Our holdings in this sector consist of securities in the mid-range of the credit spectrum. While sewer and water utilities contributed positively during the reporting period, our investments in the electric utilities sector included bonds issued by PREPA, causing this sector to detract slightly from performance.

The Fund continued to be invested in the higher education sector this reporting period, which constituted 6.9% of total assets as of July 31, 2014. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. Higher education was a positive contributor to the Fund this reporting period.

9         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Tax increment financing (TIF) bonds constituted 6.0% of the Fund’s total assets on July 31, 2014. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves, which can lead to enhanced performance. Bonds in this sector were positive contributors to the Fund’s total return this reporting period.

As of July 31, 2014, 4.6% of the Fund’s total assets were invested in the education sector, which contributed positively to Fund performance. Bonds in this sector primarily finance the infrastructure needs of a variety of the country’s charter schools around the states.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period, which was characterized by rising prices among high-grade municipal securities. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions. The Fund’s inverse floaters, in aggregate, contributed positively to Fund performance this reporting period. As is its penchant, the Rochester-

based investment team will continue to monitor and make adjustments to its portfolios that it believes can provide the greatest benefit to Fund shareholders.

Several sectors in which the Fund maintained relatively smaller investments as of July 31, 2014, also contributed positively to performance. Investors benefited this reporting period from the Fund’s holdings in many sectors including: diversified financial services, marine/aviation facilities, multifamily housing, municipal leases, adult living facilities, highways/commuter facilities and student housing.

In other sectors, however, widening credit spreads and higher yields took a toll on performance. For example, the casino sector detracted from the Fund’s performance this reporting period, as did the securities that the Fund held in the government appropriation, real estate and transportation infrastructure sectors.

Our approach to municipal bond investing is flexible and responsive to market conditions. Further, market conditions during this reporting period did not affect the Fund’s overall investment goals. In closing, we believe that our time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented

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and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of July 31, 2014, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco - Master Settlement Agreement	16.5%
Special Assessment	12.1
Hospital/Healthcare	11.2
Higher Education	6.9
Tax Increment Financing (TIF)	6.0
Sales Tax Revenue	6.0
Education	4.6
General Obligation	4.2
Special Tax	4.1
Sewer Utilities	3.7

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2014, and are based on total assets.

  CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	1.1%	0.3%	1.4%
AA	13.4	0.5	13.9
A	11.2	0.5	11.7
BBB	21.6	14.8	36.4
BB or lower	22.9	13.7	36.6
Total	70.2%	29.8%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2014, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 7/31/14

	Without Sales Charge	With Sales Charge
Class A	5.98%	5.70%
Class B	5.33	N/A
Class C	5.33	N/A
Class Y	6.22	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 7/31/14

Class A	5.70%
Class B	5.23
Class C	5.23
Class Y	6.23

TAXABLE EQUIVALENT YIELDS

As of 7/31/14

Class A	10.07%
Class B	9.24
Class C	9.24
Class Y	11.01

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/14

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPTAX)	10/27/76	9.18%	11.21%	2.93%	5.74%
Class B (OTFBX)	3/16/93	8.39	10.32	2.45	3.91
Class C (OMFCX)	8/29/95	8.58	10.38	2.14	3.32
Class Y (OMFYX)	11/29/10	9.47	N/A	N/A	9.32

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/14

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPTAX)	10/27/76	4.00%	10.13%	2.43%	5.61%
Class B (OTFBX)	3/16/93	3.39	10.04	2.45	3.91
Class C (OMFCX)	8/29/95	7.58	10.38	2.14	3.32
Class Y (OMFYX)	11/29/10	9.47	N/A	N/A	9.32

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COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.034 for the 28-day accrual period ended July 22, 2014. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on July 22, 2014; for the yield

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with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0301, $0.0301 and $0.0352, respectively, for the 28-day accrual period ended July 22, 2014, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended July 31, 2014, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s General & Insured Municipal Debt funds category is based on 275 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2014 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

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Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

17         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Actual	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During 6 Months Ended July 31, 2014
Class A	$ 1,000.00	$ 1,067.70	$ 5.76
Class B	1,000.00	1,064.20	9.67
Class C	1,000.00	1,064.20	9.61
Class Y	1,000.00	1,067.50	4.47

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.24	5.62
Class B	1,000.00	1,015.47	9.44
Class C	1,000.00	1,015.52	9.39
Class Y	1,000.00	1,020.48	4.37

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2014 are as follows:

Class	Expense Ratios
Class A	1.12%
Class B	1.88
Class C	1.87
Class Y	0.87

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

18         OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 31, 2014

Principal Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—110.5%
Alabama—3.7%
$ 995,000	AL Space Science Exhibit Finance Authority	6.000%	10/01/2025	$1,029,835

20,000,000	Birmingham, AL Commercial Devel. Authority (Civic Center Improvements)[1]	5.500	04/01/2041	21,961,800

385,000	Birmingham, AL Private Educational Building Authority (Birmingham-Southern College)	6.125	12/01/2025	368,160

220,000	Cooperative District, AL Fort Deposit	6.000	02/01/2036	176,592

3,500,000	Cullman County, AL Health Care Authority (Cullman Regional Medical Center)	6.750	02/01/2029	3,783,640

200,000	Greater Montgomery, AL Educational Building Authority (Huntingdon College)	5.100	05/01/2016	204,312

10,000,000	Jefferson County, AL Sewer	0.000 [9]	10/01/2050	5,889,600

20,185,000	Jefferson County, AL Sewer	0.000 [9]	10/01/2046	12,001,193

8,750,000	Jefferson County, AL Sewer	0.000 [9]	10/01/2050	5,406,275

8,000,000	Jefferson County, AL Sewer	6.000	10/01/2042	8,727,840

7,500,000	Jefferson County, AL Sewer	6.500	10/01/2053	8,490,900

4,000,000	Jefferson County, AL Sewer	7.000	10/01/2051	4,692,960

				72,733,107

Alaska—0.0%
750,000	AK Industrial Devel. & Export Authority (Anchorage Sportsplex/Grace Community Church Obligated Group)[2]	6.120	08/01/2031	255,300

600,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[3]	5.875	12/01/2027	269,958

90,000	AK Northern Tobacco Securitization Corp. (TASC)	5.000	06/01/2032	69,530

				594,788

Arizona—3.5%
200,000	Centerra, AZ Community Facilities District	5.150	07/15/2031	189,984

1,015,000	Estrella Mountain Ranch, AZ Community Facilities District	5.900	07/15/2022	1,086,182

330,000	Estrella Mountain Ranch, AZ Community Facilities District	6.125	07/15/2027	348,094

500,000	Estrella Mountain Ranch, AZ Community Facilities District	6.200	07/15/2032	524,590

305,000	Estrella Mountain Ranch, AZ Community Facilities District	5.450	07/15/2021	310,536

200,000	Estrella Mountain Ranch, AZ Community Facilities District	5.625	07/15/2025	202,716

450,000	Estrella Mountain Ranch, AZ Community Facilities District	5.800	07/15/2030	454,531

447,000	Festival Ranch, AZ Community Facilities District	5.750	07/01/2032	447,510

595,000	Festival Ranch, AZ Community Facilities District	5.800	07/15/2032	615,087

250,000	Gladden Farms, AZ Community Facilities District	5.500	07/15/2031	252,687

585,000	Maricopa County, AZ IDA (Christian Care Apartments)	6.500	01/01/2036	585,556

495,000	Maricopa County, AZ IDA (Immanuel Campus Care)[3]	8.500	04/20/2041	197,970

785,000	Maricopa County, AZ IDA (Sun King Apartments)	6.750	05/01/2031	714,656

19        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

Arizona (Continued)

$ 940,000	Maricopa County, AZ IDA (Sun King Apartments)	6.750%	11/01/2018	$937,133

420,000	Maricopa County, AZ School District No. 24 (Gila Bend)	5.500	07/01/2022	441,542

200,000	Marley Park, AZ Community Facilities District	5.300	07/15/2031	195,374

321,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien	5.300	07/01/2030	306,218

980,000	Palm Valley, AZ Community Facility District No. 3	5.800	07/15/2032	986,399

375,000	Palm Valley, AZ Community Facility District No. 3	5.300	07/15/2031	374,513

750,000	Phoenix, AZ IDA (Career Success Schools)	7.000	01/01/2029	727,485

870,000	Phoenix, AZ IDA (Eagle College Prep)	5.000	07/01/2033	811,458

500,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)	6.250	07/01/2036	500,755

1,000,000	Phoenix, AZ IDA (Great Hearts Academies)	6.300	07/01/2042	1,037,660

8,500,000	Phoenix, AZ IDA (Rowan University)	5.250	06/01/2034	9,052,075

1,630,000	Pima County, AZ IDA (Arizona Charter School)	5.000	07/01/2026	1,635,542

2,980,000	Pima County, AZ IDA (Arizona Charter School)	5.375	07/01/2031	3,037,186

3,950,000	Pima County, AZ IDA (Center for Academic Success)	5.500	07/01/2037	3,963,509

1,235,000	Pima County, AZ IDA (Christian Senior Living)	5.050	01/01/2037	1,247,893

500,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)	6.250	06/01/2026	500,030

12,400,000	Pima County, AZ IDA (Metro Police Facility)[1]	5.375	07/01/2039	13,077,288

1,430,000	Pima County, AZ IDA (New Plan Learning/OG Ohio/250 Shoup Mill Obligated Group)	8.125	07/01/2041	1,541,140

500,000	Pima County, AZ IDA (P.L.C. Charter Schools)	6.750	04/01/2036	503,370

250,000	Pima County, AZ IDA (Paradise Education Center)	6.000	06/01/2036	251,545

355,000	Pima County, AZ IDA (Paradise Education Center)	5.875	06/01/2033	355,000

2,845,000	Pima County, AZ IDA (Phoenix Advantage Charter School)	5.600	07/01/2023	2,523,856

650,000	Pima County, AZ IDA (Sonoran Science Academy)	5.750	12/01/2037	600,574

500,000	Pima County, AZ IDA (Sonoran Science Academy)	5.670	12/01/2027	477,020

760,000	Pima County, AZ IDA (Tucson Country Day School)	5.000	06/01/2037	688,872

250,000	Pima County, AZ IDA (Valley Academy)	6.500	07/01/2038	261,280

500,000	Quail Creek, AZ Community Facilities District	5.550	07/15/2030	500,015

1,000,000	Rio Rico, AZ Fire District	7.000	07/01/2030	1,101,870

10,000,000	Salt Verde, AZ Financial Corp.	5.000	12/01/2037	10,946,200

100,000	Salt Verde, AZ Financial Corp.	5.500	12/01/2029	115,566

18,000	Show Low Bluff, AZ Community Facilities District Special Assessment	5.200	07/01/2017	18,788

1,655,000	Tartesso West, AZ Community Facilities District	5.900	07/15/2032	1,720,770

1,625,000	Vistancia, AZ Community Facilities District	6.750	07/15/2022	1,629,631

20        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Arizona (Continued)

$ 500,000	Westpark, AZ Community Facilities District	5.250%	07/15/2031	$499,350

				68,497,006

Arkansas—0.1%
300,000	Arkadelphia, AR Public Education Facilities Board (Ouachita Baptist University)	5.375	03/01/2038	303,168

2,310,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)[3]	6.250	02/01/2038	1,270,546

				1,573,714

California—16.8%
675,000	Adelanto, CA Public Utility Authority	6.750	07/01/2039	755,325

1,615,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)	6.250	09/01/2040	1,665,485

830,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)	6.000	09/01/2029	856,145

1,000,000	Bonita Canyon, CA Public Facilities Financing Authority	5.000	09/01/2026	1,030,870

2,340,000	Bonita Canyon, CA Public Facilities Financing Authority	5.000	09/01/2025	2,412,400

8,000,000	CA County Tobacco Securitization Agency	7.750 [4]	06/01/2046	478,560

129,820,000	CA County Tobacco Securitization Agency	6.700 [4]	06/01/2050	2,496,439

38,650,000	CA County Tobacco Securitization Agency	7.550 [4]	06/01/2055	274,028

6,060,000	CA County Tobacco Securitization Agency	7.234 [4]	06/01/2033	1,407,193

6,000,000	CA County Tobacco Securitization Agency	6.650 [4]	06/01/2046	174,600

7,000,000	CA County Tobacco Securitization Agency	5.312 [4]	06/01/2046	229,460

93,000,000	CA County Tobacco Securitization Agency (TASC)	6.651 [4]	06/01/2046	2,934,150

160,000	CA County Tobacco Securitization Agency (TASC)	5.700	06/01/2046	126,059

50,000	CA County Tobacco Securitization Agency (TASC)	5.875	06/01/2035	49,053

5,000,000	CA County Tobacco Securitization Agency (TASC)	5.875	06/01/2043	4,924,400

21,000,000	CA County Tobacco Securitization Agency (TASC)	6.000	06/01/2042	20,621,790

10,200,000	CA County Tobacco Securitization Agency (TASC)	0.748	06/01/2036	8,464,674

2,315,000	CA County Tobacco Securitization Agency (TASC)	5.125	06/01/2038	1,810,538

3,375,000	CA Enterprise Devel. Authority (Sunpower Corp.)	8.500	04/01/2031	3,750,401

4,335,000	CA Golden State Tobacco Securitization Corp.	5.000	06/01/2036	3,468,217

59,700,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.300	06/01/2037	47,465,679

110,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.046 [4]	06/01/2047	2,208,800

20,000,000	CA Health Facilities Financing Authority (SJHS/SJHCN/SJHE/SJHO Obligated Group)[1]	5.750	07/01/2039	23,175,200

25,000	CA HFA (Home Mtg.)	5.450	08/01/2033	25,522

21        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

California (Continued)

$ 590,000	CA Independent Cities Lease Finance Authority (Morgan Hill-Hacienda Valley)	5.950%	11/15/2039	$591,280

10,000,000	CA M-S-R Energy Authority	7.000	11/01/2034	13,592,000

350,000	CA M-S-R Energy Authority	6.500	11/01/2039	456,862

250,000	CA Municipal Finance Authority (Harbor Regional Center)	8.500	11/01/2039	299,370

1,600,000	CA Public Works	5.000	04/01/2037	1,739,328

2,180,000	CA Public Works	6.625	11/01/2034	2,190,617

15,000,000	CA Public Works (Regents University)[1]	5.000	12/01/2031	18,398,700

450,000	CA Public Works (Various Community Colleges)	5.750	10/01/2030	527,481

1,000,000	CA School Finance Authority Charter School (Coastal Academy)	5.000	10/01/2033	1,037,640

14,000,000	CA Silicon Valley Tobacco Securitization Authority	8.840 [4]	06/01/2047	943,740

7,000,000	CA Silicon Valley Tobacco Securitization Authority	9.800 [4]	06/01/2036	1,413,930

1,995,000	CA Statewide CDA (Aspire Public Schools)	6.000	07/01/2040	2,043,259

625,000	Chino, CA Public Financing Authority	5.000	09/01/2038	653,137

2,000,000	Chino, CA Public Financing Authority	5.000	09/01/2030	2,119,420

2,000,000	Corona-Norco, CA Unified School District Public Financing Authority Special Tax	5.000	09/01/2036	2,037,060

560,000	Coyote Canyon, CA Public Facilities Community Facilities District No. 2004-1	6.625	09/01/2039	641,805

1,000,000	Davis, CA Special Tax Community Facilities District No. 2007-2	5.200	09/01/2027	1,013,680

2,000,000	Davis, CA Special Tax Community Facilities District No. 2007-2	5.250	09/01/2037	2,001,600

20,000,000	East Bay, CA Municipal Utility District (Water System)[1]	5.000	06/01/2036	22,733,800

950,000	Elk Grove, CA Special Tax Community Facilities District No. 2005-1X	5.250	09/01/2037	961,039

250,000	Hemet, CA Unified School District	5.125	09/01/2036	250,137

420,000	Hemet, CA Unified School District	5.050	09/01/2026	420,420

500,000	Hemet, CA Unified School District Community Facilities District No. 2005-3	5.750	09/01/2039	500,310

345,750,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	8.001 [4]	06/01/2057	3,225,847

360,655,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.000 [4]	06/01/2057	3,408,190

120,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	6.750 [4]	06/01/2047	5,277,600

155,000	Jurupa, CA Public Financing Authority	6.000	09/01/2029	159,842

175,000	Jurupa, CA Public Financing Authority	6.000	09/01/2028	180,476

205,000	Jurupa, CA Public Financing Authority	6.000	09/01/2032	211,375

135,000	Jurupa, CA Public Financing Authority	6.000	09/01/2030	139,211

150,000	Jurupa, CA Public Financing Authority	6.000	09/01/2031	154,671

1,270,000	Lake Elsinore, CA Special Tax	5.150	09/01/2025	1,316,736

200,000	Lake Elsinore, CA Special Tax	5.350	09/01/2036	200,270

1,245,000	Lake Elsinore, CA Special Tax	5.250	09/01/2030	1,286,048

22        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

California (Continued)

$ 2,750,000	Lammersville, CA Joint Unified School District Special Tax Community Facilities District (Mountain House-Shea)	6.000%	09/01/2043	$3,056,845

1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000 [9]	09/01/2028	928,260

500,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000 [9]	09/01/2029	466,825

500,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000 [9]	09/01/2030	465,270

375,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000 [9]	09/01/2026	351,015

415,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000 [9]	09/01/2025	390,079

885,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000 [9]	09/01/2027	823,820

1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000 [9]	09/01/2032	924,030

1,000,000	Lancaster, CA Financing Authority (School District)	5.000	02/01/2026	803,570

3,950,000	Loma Linda, CA Redevel. Agency Tax Allocation	5.250	07/01/2030	4,011,541

1,250,000	Los Alamitos, CA Unified School District COP	0.000 [9]	08/01/2042	821,375

180,000	Los Angeles, CA Community Facilities District Special Tax (Legends at Cascades)	5.750	09/01/2040	185,537

2,150,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)	7.125	12/01/2024	2,191,710

1,250,000	Lynwood, CA Redevel. Agency Tax Allocation	7.000	09/01/2031	1,518,387

2,930,000	Marysville, CA (Fremont-Rideout Health)	5.000	01/01/2029	3,109,609

4,010,000	Moreno Valley, CA Unified School District Community Facilities District No. 2005-5	5.500	09/01/2041	4,132,505

630,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax	5.000	09/01/2037	638,952

1,250,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax No. 2004-3	5.000	09/01/2037	1,267,762

20,000,000	Northern CA Tobacco Securitization Authority (TASC)	5.500	06/01/2045	15,687,200

955,000	Orange, CA Community Facilities District Special Tax (Del Rio Public Improvements)	5.750	10/01/2030	985,875

735,000	Palm Desert, CA Financing Authority	5.000	04/01/2027	736,257

1,510,000	Perris, CA Community Facilities District Special Tax No. 2001	5.000	09/01/2037	1,510,876

550,000	Perris, CA Community Facilities District Special Tax No. 2001	5.000	09/01/2026	550,622

620,000	Perris, CA Community Facilities District Special Tax No. 2005-1	5.000	09/01/2037	619,963

1,260,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.350	09/01/2036	1,281,987

1,000,000	Romoland, CA School District Special Tax Community Facilities District	5.400	09/01/2036	1,010,830

23        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

California (Continued)

$ 1,000,000	Roseville, CA Natural Gas Finance Authority	5.000%	02/15/2025	$1,130,300

345,000	San Bernardino, CA Special Tax Community Facilities District No. 2006-1 (Lytle Creek)	5.625	09/01/2035	355,623

10,000,000	San Francisco, CA City & County COP[1]	5.000	10/01/2033	11,049,791

720,000	San Francisco, CA City & County COP	5.000	10/01/2033	795,586

250,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	6.750	08/01/2041	298,073

350,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	7.000	08/01/2041	398,209

1,620,000	San Gorgonio, CA Memorial Health Care District	7.000	08/01/2027	1,932,611

350,000	San Jose, CA Finance Authority (Convention Center)	5.500	05/01/2031	396,120

2,210,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)	5.750	06/01/2026	2,516,394

52,555,000	Silicon Valley CA Tobacco Securitization Authority	9.140 [4]	06/01/2047	3,542,733

22,445,000	Southern CA Tobacco Securitization Authority	5.125	06/01/2046	16,944,179

13,675,000	Southern CA Tobacco Securitization Authority	6.400 [4]	06/01/2046	287,312

47,250,000	Southern CA Tobacco Securitization Authority	7.100 [4]	06/01/2046	920,903

11,930,000	Southern CA Tobacco Securitization Authority (TASC)	5.000	06/01/2037	9,495,326

235,000	Temecula Valley, CA Unified School District Community Facilities District No. 2004	5.000	09/01/2037	239,150

575,000	Upland, CA Community Facilities District Special Tax	5.000	09/01/2034	609,673

3,000,000	Val Verde, CA Unified School District	5.500	08/01/2030	3,399,150

900,000	Vernon, CA Electric System	5.125	08/01/2033	964,602

100,000	Victor Valley, CA Union High School District	5.050	09/01/2025	100,463

1,160,000	Victor Valley, CA Union High School District	5.100	09/01/2035	1,102,452

				327,881,221

Colorado—1.9%
1,000,000	CO Andonea Metropolitan District No. 3[2]	6.250	12/01/2035	551,590

4,015,000	CO Broomfield Village Metropolitan District No. 2	6.250	12/01/2032	3,713,995

400,000	CO Central Marksheffel Metropolitan District	7.250	12/01/2029	400,756

500,000	CO Copperleaf Metropolitan District No. 2	5.850	12/01/2026	500,060

294,000	CO Crystal Crossing Metropolitan District[2]	6.000	12/01/2036	175,330

125,000	CO E-470 Public Highway Authority	6.814 [4]	09/01/2025	82,329

1,500,000	CO Educational and Cultural Facilities Authority (Free Horizon Charter School)	6.125	06/15/2040	1,636,575

4,375,000	CO Educational and Cultural Facilities Authority (Rocky Mountain Academy of Evergreen)	6.450	11/01/2040	4,829,912

500,000	CO Elbert and Highway 86 Metropolitan District	5.750	12/01/2036	351,255

1,000,000	CO Elkhorn Ranch Metropolitan District	6.375	12/01/2035	720,040

745,000	CO Fossil Ridge Metropolitan District No. 1	7.250	12/01/2040	778,287

500,000	CO High Plains Metropolitan District[2]	6.250	12/01/2035	275,915

228,000	CO Horse Creek Metropolitan District	5.750	12/01/2036	187,596

24        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Colorado (Continued)

$ 415,000	CO Huntington Trails Metropolitan District	6.250%	12/01/2036	$414,954

368,000	CO International Center Metropolitan District No. 3	6.500	12/01/2035	311,891

500,000	CO Liberty Ranch Metropolitan District	6.250	12/01/2036	432,700

625,000	CO Madre Metropolitan District No. 2	5.500	12/01/2036	465,931

2,850,000	CO Murphy Creek Metropolitan District No. 3[2]	6.125	12/01/2035	1,391,028

2,770,000	CO Murphy Creek Metropolitan District No. 3[2]	6.000	12/01/2026	1,366,109

1,945,000	CO North Range Metropolitan District No. 1	5.000	12/15/2024	1,958,751

500,000	CO North Range Metropolitan District No. 2	5.500	12/15/2037	503,510

1,250,000	CO North Range Metropolitan District No. 2	5.500	12/15/2018	1,282,938

1,875,000	CO Northwest Metropolitan District No. 3	6.250	12/01/2035	1,765,556

1,000,000	CO Northwest Metropolitan District No. 3	6.125	12/01/2025	967,500

750,000	CO Potomac Farms Metropolitan District	7.250	12/01/2037	623,985

120,000	CO Potomac Farms Metropolitan District	7.625	12/01/2023	113,468

440,000	CO Prairie Center Metropolitan District No. 3	5.250	12/15/2021	458,084

780,000	CO Prairie Center Metropolitan District No. 3	5.400	12/15/2031	805,701

730,000	CO Regency Metropolitan District[2]	5.750	12/01/2036	609,667

1,000,000	CO Serenity Ridge Metropolitan District No. 2[2]	7.500	12/01/2034	440,000

358,000	CO Silver Peaks Metropolitan District	5.750	12/01/2036	236,853

1,000,000	CO Sorrell Ranch Metropolitan District[3]	6.750	12/15/2036	507,990

966,000	CO Wheatlands Metropolitan District	6.000	12/01/2025	968,599

175,000	Fairplay, CO Sanitation District	5.250	12/15/2031	167,491

180,000	Jefferson County, CO (Section 14 Metropolitan District)	5.000	12/01/2018	190,643

1,720,000	Loveland, CO Special Assessment	5.625	07/01/2029	1,483,087

1,495,000	Public Authority for CO (Natural Gas Energy)	6.250	11/15/2028	1,863,876

500,000	Tabernash Meadows, CO Water & Sanitation District	7.125	12/01/2034	550,050

250,000	Tallyns Reach CO Metropolitan District No. 3	5.125	11/01/2038	251,958

110,000	Tallyns Reach CO Metropolitan District No. 3	5.000	12/01/2033	110,744

3,824,161	Woodmen Heights, CO Metropolitan District No. 1	0.000 [9]	12/15/2041	1,918,199

1,047,237	Woodmen Heights, CO Metropolitan District No. 1	6.000	12/01/2041	973,040

				37,337,943

Connecticut—0.2%
500,000	Georgetown, CT Special Taxing District[2]	5.125	10/01/2036	195,660

8,473,532	Mashantucket Western Pequot Tribe CT	4.000	07/01/2031	4,232,021

				4,427,681

Delaware—0.4%
3,575,000	Bridgeville, DE Special Obligation (Heritage Shores)	5.450	07/01/2035	3,524,414

630,000	Kent County, DE Student Hsg. (Delaware State University Student Hsg. Foundation)	5.000	07/01/2030	553,587

1,000,000	Kent County, DE Student Hsg. (Delaware State University Student Hsg. Foundation)	5.000	07/01/2025	924,470

25        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

Delaware (Continued)

$ 2,274,000	Millsboro, DE Special Obligation (Plantation Lakes)	5.450%	07/01/2036	$1,889,535

				6,892,006

District of Columbia—0.8%
25,000	District of Columbia (James F. Oyster Elementary School)	6.450	11/01/2034	24,969

2,100,000	District of Columbia Center for Strategic & International Studies	6.625	03/01/2041	2,262,477

2,000,000	District of Columbia Center for Strategic & International Studies	6.375	03/01/2031	2,161,860

1,000,000	District of Columbia Student Dorm (Provident Group-Howard Properties)	5.000	10/01/2030	1,020,460

4,385,000	District of Columbia Tobacco Settlement Financing Corp.	6.750	05/15/2040	4,384,956

2,570,000	District of Columbia Tobacco Settlement Financing Corp.	6.500	05/15/2033	2,859,073

72,125,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.375 [4]	06/15/2046	2,298,624

400,000	District of Columbia University (Gallaudet University)	5.500	04/01/2034	439,876

				15,452,295

Florida—13.0%
100,000	Alachua County, FL Health Facilities Authority (Shands Teaching Hospital & Clinics/Shands at Lake Shore Obligated Group)	6.750	12/01/2030	110,625

1,860,000	Amelia Concourse, FL Community Devel. District[3]	5.750	05/01/2038	723,447

1,120,000	Arlington Ridge, FL Community Devel. District[3]	5.500	05/01/2036	439,141

435,000	Avignon Villages, FL Community Devel. District[3]	5.300	05/01/2014	56,680

250,000	Avignon Villages, FL Community Devel. District[3]	5.400	05/01/2037	32,575

1,370,000	Baywinds, FL Community Devel. District	5.250	05/01/2037	1,172,501

1,835,000	Boynton Village, FL Community Devel. District Special Assessment	6.000	05/01/2038	1,765,252

1,195,000	Cascades, FL Groveland Community Devel. District	5.300	05/01/2036	1,195,705

2,370,000	Chapel Creek, FL Community Devel. District Special Assessment[3]	5.500	05/01/2038	1,410,387

1,675,000	Clearwater Cay, FL Community Devel. District[3]	5.500	05/01/2037	631,542

2,280,000	Creekside, FL Community Devel. District[3]	5.200	05/01/2038	1,028,052

875,000	Crosscreek, FL Community Devel. District[3]	5.500	05/01/2017	372,829

415,000	Crosscreek, FL Community Devel. District[3]	5.600	05/01/2039	177,002

5,400,000	Cypress Creek of Hillsborough County, FL Community Devel. District	5.350	05/01/2037	4,632,768

700,000	Dade County, FL IDA (Miami Cerebral Palsy Residence)	8.000	06/01/2022	699,923

1,625,000	Dupree Lakes, FL Community Devel. District	5.375	05/01/2037	1,488,386

655,000	Durbin Crossing, FL Community Devel. District Special Assessment[3]	5.250	11/01/2015	620,763

26        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Florida (Continued)

$ 2,165,000	East Homestead, FL Community Devel. District	5.375%	05/01/2036	$2,183,511

1,225,000	East Homestead, FL Community Devel. District	5.450	05/01/2036	1,248,520

350,000	East Homestead, FL Community Devel. District	5.000	11/01/2033	351,323

195,000	East Homestead, FL Community Devel. District[5]	7.250	05/01/2021	207,782

495,000	Escambia County, FL Health Facilities Authority	5.950	07/01/2020	528,036

2,550,000	FL Capital Trust Agency (American Opportunity)[2]	5.875	06/01/2038	1,452,735

5,437,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[2]	7.000	07/15/2032	2,446,487

1,775,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[2]	8.260	07/15/2038	798,697

750,000	FL Capital Trust Agency (Miami Community Charter School)	7.000	10/15/2040	786,712

1,810,000	FL Capital Trust Agency (Windsor Cove Apartments)	5.000	11/01/2047	1,835,774

10,440,000	FL COP (Dept. of Management Services)[1]	5.250	08/01/2028	11,873,830

10,000	FL Correctional Private Commission (350 Bed Youthful) COP[5]	5.000	08/01/2017	10,237

1,250,000	FL HEFFA (Bethune-Cookman University)	5.375	07/01/2032	1,347,562

1,100,000	FL Lake Ashton II Community Devel. District	5.375	05/01/2036	832,117

935,000	FL Principal One Community Devel. District	5.650	05/01/2035	940,311

3,865,000	Flora Ridge, FL Educational Facilities Benefit District	5.300	05/01/2037	3,881,465

145,000	Forest Creek, FL Community Devel. District	5.450	05/01/2036	145,251

236,868	Forest Creek, FL Community Devel. District[5]	5.450	05/01/2036	207,624

925,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District	5.500	05/01/2038	875,420

16,000,000	Greater Orlando, FL Aviation Authority[1]	5.000	10/01/2032	17,214,400

195,000	Heritage Isles, FL Community Devel. District[3]	7.100	10/01/2023	36,163

1,215,000	Heritage Plantation, FL Community Devel. District[2]	5.400	05/01/2037	475,065

120,000	Hialeah, FL Hsg. Authority	5.800	06/20/2033	121,936

310,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A3	5.500	05/01/2036	123,098

3,820,000	Highlands, FL Community Devel. District	5.550	05/01/2036	2,775,650

745,000	Hillsborough County, FL IDA (Senior Care Group)[3]	6.750	07/01/2029	372,448

855,000	Indigo, FL Community Devel. District[3]	5.750	05/01/2036	514,599

35,000	Jacksonville, FL Health Facilities Authority (Daughters of Charity Health Services of Austin)	5.250	08/15/2027	36,262

1,000,000	Lakeland, FL Educational Facilities (Florida Southern College)	5.000	09/01/2037	1,031,820

1,255,000	Lakeland, FL Educational Facilities (Florida Southern College)	5.000	09/01/2029	1,330,676

250,000	Lakeside Landings, FL Devel. District[3]	5.500	05/01/2038	109,075

4,485,000	Lakewood Ranch, FL Stewardship District	5.500	05/01/2036	3,511,217

3,460,000	Lakewood Ranch, FL Stewardship District (Country Club East Investors)	5.400	05/01/2037	2,975,565

500,000	Legends Bay, FL Community Devel. District	5.875	05/01/2038	361,255

27        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

Florida (Continued)

$ 1,835,000	Lucaya, FL Community Devel. District	5.375%	05/01/2035	$1,653,482

530,000	Madison County, FL Mtg. (Twin Oaks)	6.000	07/01/2025	323,745

1,775,000	Magnolia Creek, FL Community Devel. District[3]	5.900	05/01/2039	613,156

1,425,000	Magnolia West, FL Community Devel. District Special Assessment[3]	5.350	05/01/2037	780,202

6,330,000	Miromar Lakes, FL Community Devel. District	6.875	05/01/2035	6,402,795

790,000	Miromar Lakes, FL Community Devel. District	5.375	05/01/2032	843,633

3,500,000	Monterey/Congress, FL Community Devel. District Special Assessment	5.375	05/01/2036	3,122,875

8,585,000	Moody River, FL Estates Community Devel. District	5.350	05/01/2036	5,954,814

9,405,000	Myrtle Creek, FL Improvement District Special Assessment	5.200	05/01/2037	9,547,015

485,000	Naturewalk, FL Community Devel. District[3]	5.500	05/01/2038	241,292

580,000	Naturewalk, FL Community Devel. District[2]	5.300	05/01/2016	288,196

250,000	Orange County, FL Health Facilities Authority (Orlando Lutheran Tower)	5.500	07/01/2032	251,590

10,000,000	Orange County, FL School Board COP[1]	5.500	08/01/2034	11,081,800

1,000,000	Palace Coral Gables, FL Community Devel. District Special Assessment	5.625	05/01/2042	1,108,360

450,000	Palace Coral Gables, FL Community Devel. District Special Assessment	5.000	05/01/2032	489,555

1,250,000	Palm Bay, FL Educational Facilities (Patriot Charter School)[3]	7.000	07/01/2036	375,025

25,000	Palm Beach County, FL Health Facilities Authority (Boca Raton Community Hospital)	5.625	12/01/2031	25,033

110,000	Palm Beach County, FL Health Facilities Authority (Boca Raton Community Hospital)	5.500	12/01/2021	110,257

1,895,000	Palm Coast Park, FL Community Devel. District Special Assessment	5.700	05/01/2037	1,297,734

2,200,000	Palm Glades, FL Community Devel. District	5.300	05/01/2036	2,219,888

315,000	Palm Glades, FL Community Devel. District Special Assessment	7.250	08/01/2016	327,058

510,000	Palm River, FL Community Devel. District[3]	5.375	05/01/2036	201,154

460,000	Palm River, FL Community Devel. District[3]	5.150	05/01/2013	181,153

2,195,000	Parkway Center, FL Community Devel. District, Series A	6.300	05/01/2034	2,042,667

2,000,000	Parkway Center, FL Community Devel. District, Series A	6.125	05/01/2024	1,924,420

1,310,000	Pine Ridge Plantation, FL Community Devel. District	5.400	05/01/2037	1,073,008

1,385,000	Pinellas County, FL Health Facility Authority (St. Mark Village)	5.650	05/01/2037	1,325,113

425,000	Poinciana West, FL Community Devel. District Special Assessment	6.000	05/01/2037	424,953

340,000	Portico, FL Community Devel. District	5.450	05/01/2037	230,442

490,000	Portofino Cove, FL Community Devel. District Special Assessment[3]	5.500	05/01/2038	192,335

2,670,000	Portofino Cove, FL Community Devel. District Special Assessment[3]	5.250	05/01/2012	1,335,534

28        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Florida (Continued)

$ 980,000	Portofino Landings, FL Community Devel. District Special Assessment[3]	5.400%	05/01/2038	$384,650

285,000	Portofino Landings, FL Community Devel. District Special Assessment[3]	5.200	05/01/2017	111,771

14,330,000	Quarry, FL Community Devel. District	5.500	05/01/2036	13,939,078

10,020,000	Renaissance Commons, FL Community Devel. District, Series A	5.600	05/01/2036	8,483,233

4,175,000	Reunion East, FL Community Devel. District	7.375	05/01/2033	4,240,255

1,850,000	Reunion East, FL Community Devel. District[2]	7.375	05/01/2033	1,287,970

1,710,000	Reunion East, FL Community Devel. District[2]	5.800	05/01/2036	1,190,502

1,110,000	Ridgewood Trails, FL Community Devel. District	5.650	05/01/2038	541,946

2,500,000	River Glen, FL Community Devel. District Special Assessment[3]	5.450	05/01/2038	996,525

145,000	Rolling Hills, FL Community Devel. District[3]	5.450	05/01/2037	56,649

400,000	Santa Rosa Bay, FL Bridge Authority	6.250	07/01/2028	241,000

3,445,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)	6.750	07/01/2030	3,799,387

4,535,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)	6.500	07/01/2040	4,869,864

1,985,000	South Bay, FL Community Devel. District[3]	5.125	11/01/2009	764,443

3,750,000	South Bay, FL Community Devel. District[3]	5.375	05/01/2013	1,312,875

5,400,000	South Bay, FL Community Devel. District[3]	5.950	05/01/2036	2,081,106

1,500,000	St. Johns County, FL IDA (Presbyterian Retirement)	6.000	08/01/2045	1,611,465

400,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)	5.250	10/01/2041	364,980

1,495,000	St. John’s Forest, FL Community Devel. District, Series A	6.125	05/01/2034	1,495,688

6,020,000	Tern Bay, FL Community Devel. District[3]	5.000	05/01/2015	1,466,412

500,000	Tern Bay, FL Community Devel. District[3]	5.375	05/01/2037	121,875

4,310,000	Town Center, FL at Palm Coast Community Devel. District	6.000	05/01/2036	3,980,457

220,000	Turnbull Creek, FL Community Devel. District Special Assessment	5.250	05/01/2037	196,887

8,390,000	Turnbull Creek, FL Community Devel. District Special Assessment	5.800	05/01/2035	8,181,760

5,230,000	Verandah East, FL Community Devel. District	5.400	05/01/2037	4,060,363

4,010,000	Verandah, FL Community Devel District	5.250	05/01/2036	3,523,266

8,400,000	Verona Walk, FL Community Devel. District	5.375	05/01/2037	7,931,028

420,000	Villa Vizcaya, FL Community Devel. District Special Assessment[3]	5.550	05/01/2039	186,942

2,565,000	Villa Vizcaya, FL Community Devel. District Special Assessment[3]	5.350	05/01/2017	1,141,681

1,575,000	Villages of Westport, FL Community Devel. District[3,6]	5.700	05/01/2035	789,233

4,575,000	Vista, FL Community Devel. District Special Assessment	5.375	05/01/2037	4,169,381

2,470,000	Waterford Estates, FL Community Devel. District Special Assessment[3]	5.500	05/01/2037	726,304

29        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

Florida (Continued)

$ 1,500,000	Waterford Estates, FL Community Devel. District Special Assessment[3]	5.125%	05/01/2013	$440,565

5,395,000	Watergrass, FL Community Devel. District Special Assessment	5.500	05/01/2036	5,183,030

390,000	Watergrass, FL Community Devel. District Special Assessment[5]	5.125	11/01/2014	375,933

531,156	Watergrass, FL Community Devel. District Special Assessment[5]	6.960	11/01/2017	501,735

665,000	Watergrass, FL Community Devel. District Special Assessment	5.375	05/01/2039	500,605

950,000	Waterlefe, FL Community Devel. District Golf Course[3]	8.125	10/01/2025	65,968

5,925,000	Waters Edge, FL Community Devel. District	5.300	05/01/2036	5,901,774

900,000	Waters Edge, FL Community Devel. District	0.000 [9]	05/01/2039	556,866

16,000	Waters Edge, FL Community Devel. District	5.350	05/01/2039	16,028

1,785,000	Waterstone, FL Community Devel. District[3]	5.500	05/01/2018	707,806

540,000	West Villages, FL Improvement District[3]	5.350	05/01/2015	414,731

7,350,000	West Villages, FL Improvement District[3]	5.800	05/01/2036	4,373,985

3,125,000	West Villages, FL Improvement District[3]	5.500	05/01/2038	2,597,875

4,925,000	Westridge, FL Community Devel. District[3]	5.800	05/01/2037	1,854,509

5,840,000	Westside, FL Community Devel. District[2]	5.650	05/01/2037	2,921,168

4,795,000	World Commerce, FL Community Devel. District Special Assessment	6.125	05/01/2035	4,681,742

2,250,000	Wyld Palms, FL Community Devel. District[3]	5.400	05/01/2015	687,398

1,445,000	Wyld Palms, FL Community Devel. District[3]	5.500	05/01/2038	441,867

990,000	Zephyr Ridge, FL Community Devel. District[3]	5.625	05/01/2037	482,967

450,000	Zephyr Ridge, FL Community Devel. District[3]	5.250	05/01/2013	219,279

				252,663,292

Georgia—0.9%
5,000	Atlanta, GA HDC (Bedford Tower)	6.250	01/01/2015	5,022

230,000	Atlanta, GA Tax Allocation (Beltline)	7.500	01/01/2031	270,685

565,000	Atlanta, GA Urban Residential Finance Authority (Trestletree Village Apartments)	5.000	11/01/2048	573,300

115,000	Atlanta, GA Water & Wastewater Authority	5.000	11/01/2039	115,122

7,425,000	DeKalb County, GA Devel. Authority Public Purpose	5.500	12/10/2023	7,554,418

4,435,000	East Point, GA (Camp Creek), Series B	8.000	02/01/2026	4,445,156

3,005,000	East Point, GA (Camp Creek), Series B	8.000	02/01/2026	3,011,881

15,000	GA Municipal Electric Authority	6.600	01/01/2018	16,267

520,000	Randolph County, GA GO	5.000	04/01/2030	548,569

				16,540,420

Idaho—0.1%
60,000	ID Health Facilities Authority (Trinity Health Corp.)	6.250	12/01/2033	70,058

30        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Idaho (Continued)

$ 1,000,000	ID Hsg. & Finance Assoc. (Compass Public Charter School)	6.250%	07/01/2045	$1,054,400

				1,124,458

Illinois—12.4%
400,000	Annawan, IL Tax Increment (Patriot Renewable Fuels)	5.625	01/01/2018	369,920

1,575,000	Bedford Park, IL Tax	5.125	12/30/2018	1,613,115

25,000	Chicago, IL GO	5.000	01/01/2042	24,999

5,000,000	Chicago, IL O’Hare International Airport (Passenger Facility Charge)	5.000	01/01/2032	5,443,450

6,000,000	Chicago, IL Park District (Harbor Facilities)[1]	5.250	01/01/2037	6,429,300

10,000,000	Chicago, IL Park District (Harbor Facilities)[1]	5.250	01/01/2040	10,651,400

2,400,000	Cook County, IL Community School District GO	7.125	06/01/2024	2,666,040

949,000	Cortland, IL Special Tax (Sheaffer System)[2]	5.500	03/01/2017	285,649

500,000	Country Club Hills, IL GO	5.000	12/01/2031	509,875

40,000	Country Club Hills, IL GO	5.000	12/01/2032	40,728

435,000	Country Club Hills, IL GO	5.000	12/01/2028	444,270

395,000	Country Club Hills, IL GO	5.000	12/01/2026	403,540

410,000	Country Club Hills, IL GO	5.000	12/01/2027	418,991

455,000	Country Club Hills, IL GO	5.000	12/01/2029	464,414

475,000	Country Club Hills, IL GO	5.000	12/01/2030	484,528

320,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)	5.625	03/01/2036	322,416

100,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)	5.400	03/01/2016	102,324

1,250,000	Gilberts, IL Special Service Area No. 19 Special Tax (Conservancy)[3]	5.375	03/01/2016	687,750

1,000,000	Harvey, IL GO	5.625	12/01/2032	752,060

2,225,000	Harvey, IL GO	5.500	12/01/2027	1,777,641

4,950,000	Harvey, IL Hotel Motel Tax & Sales (Hotel & Conference Center)[5]	6.875	08/01/2028	4,019,152

1,920,000	IL Finance Authority (Bethel Terrace Apartments)	5.125	09/01/2025	1,915,104

2,215,000	IL Finance Authority (Illinois Institute of Technology)	7.125	02/01/2034	2,394,659

1,000,000	IL Finance Authority (Illinois Institute of Technology)	5.000	04/01/2036	961,550

1,010,000	IL Finance Authority (Illinois Institute of Technology)	5.000	04/01/2026	1,013,293

9,660,000	IL Finance Authority (Illinois Institute of Technology)	5.000	04/01/2031	9,563,497

155,000	IL Finance Authority (Illinois Institute of Technology)	6.500	02/01/2023	166,616

500,000	IL Finance Authority (Lake Forest College)	5.750	10/01/2032	530,545

450,000	IL Finance Authority (Lake Forest College)	6.000	10/01/2048	480,006

1,000,000	IL Finance Authority (Lutheran Social Services of Illinois/Vesper Management Corp. Obligated Group)	5.125	08/15/2028	1,001,880

31      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

Illinois (Continued)

$ 185,000	IL Finance Authority (Northwestern Memorial Hospital)	6.000%	08/15/2039	$185,420

20,000,000	IL Finance Authority (Northwestern Memorial Hospital)[1]	6.000	08/15/2039	23,115,200

50,000	IL Finance Authority (OSF Healthcare System)	7.125	11/15/2037	59,861

75,000	IL Finance Authority (OSF Healthcare System)	7.125	11/15/2035	76,532

10,190,000	IL Finance Authority (Provena Health)	7.750	08/15/2034	12,601,667

8,335,000	IL Finance Authority (Resurrection Health Care)	5.250	05/15/2029	8,814,513

6,665,000	IL Finance Authority (Resurrection Health Care)[1]	5.250	05/15/2029	7,048,433

5,000,000	IL Finance Authority (Resurrection Health)	6.125	05/15/2025	5,554,650

2,680,000	IL Finance Authority (Roosevelt University)	6.250	04/01/2029	2,884,270

6,270,000	IL Finance Authority (Roosevelt University)	5.500	04/01/2037	6,407,313

3,250,000	IL Finance Authority (Roosevelt University)	5.500	04/01/2032	3,332,647

22,915,000	IL Finance Authority (Roosevelt University)	6.500	04/01/2039	24,520,196

5,855,000	IL Finance Authority (Roosevelt University)	6.500	04/01/2044	6,245,938

5,600,000	IL Finance Authority (Roosevelt University)	5.750	04/01/2024	6,100,752

4,765,000	IL Finance Authority (Swedish Covenant Hospital)	5.750	08/15/2029	5,168,167

10,000,000	IL Finance Authority (Trinity Health Corp.)[1]	5.000	12/01/2030	11,033,683

1,500,000	IL GO	5.000	03/01/2037	1,516,440

700,000	IL GO	5.000	08/01/2025	743,092

1,000,000	IL GO	5.500	07/01/2038	1,061,050

330,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)	5.500	06/15/2050	356,469

290,000	IL Sports Facilities Authority	5.000	06/15/2032	290,186

2,000,000	IL Sports Facilities Authority[5]	5.250	06/15/2032	2,173,240

955,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)	6.500	12/30/2028	1,257,343

895,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)	6.500	12/30/2027	1,183,333

1,160,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)	6.500	12/30/2031	1,537,754

4,481,000	Lakemoor Village, IL Special Tax	5.000	03/01/2027	4,430,141

2,718,000	Lincolnshire, IL Special Service Area No. 1 Special Tax (Sedgebrook)	6.250	03/01/2034	2,774,534

1,455,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[3]	6.125	03/01/2040	284,161

480,000	Markham, IL GO	5.750	02/01/2028	485,981

1,094,000	Plano, IL Special Service Area No. 5[3]	6.000	03/01/2036	777,243

500,000	Southwestern IL Devel. Authority (Eden Retirement Center)	5.850	12/01/2036	430,945

4,470,000	Southwestern IL Devel. Authority (Local Government Programming)	7.000	10/01/2022	3,676,933

1,735,000	Southwestern IL Devel. Authority (Village of Sauget)	5.625	11/01/2026	1,396,033

12,000,000	Springfield, IL Electric	5.000	03/01/2030	12,561,360

12,000,000	University of Illinois (Auxiliary Facilities System)[1]	5.750	04/01/2038	13,716,000

1,975,000	Vernon Hills, IL Tax Increment (Town Center)	6.250	12/30/2026	2,011,873

940,000	Volo Village, IL Special Service Area (Lancaster Falls)	5.750	03/01/2036	962,316

32        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Illinois (Continued)

$ 3,822,000	Volo Village, IL Special Service Area (Remington Pointe)	6.450%	03/01/2034	$3,771,588

1,870,000	Yorkville, IL United City Special Services Area Special Tax	5.000	03/01/2033	1,814,854

2,295,000	Yorkville, IL United City Special Services Area Special Tax (Bristol Bay)	5.875	03/01/2036	2,327,773

1,634,000	Yorkville, IL United City Special Services Area Special Tax (Raintree Village II)[3]	6.250	03/01/2035	865,415

				241,494,011

Indiana—1.9%
1,700,000	Carmel, IN Redevel. District COP	6.500	07/15/2035	1,842,477

1,000,000	Hammond, IN Local Public Improvement District	6.750	08/15/2035	1,015,900

1,000,000	Hammond, IN Local Public Improvement District	6.500	08/15/2030	1,014,220

465,000	Hammond, IN Local Public Improvement District	5.000	02/01/2024	487,241

4,250,000	IN Finance Authority (Marian University)	6.375	09/15/2041	4,498,412

4,750,000	IN Finance Authority (Marian University)	6.500	09/15/2030	5,116,225

2,885,000	IN Finance Authority (Marian University)	5.250	09/15/2025	2,949,912

325,000	IN Finance Authority Educational Facilities (Irvington Community)	9.000	07/01/2039	335,107

3,985,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)	6.000	07/01/2040	4,179,468

1,000,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)	5.750	07/01/2030	1,057,610

2,025,000	Indianapolis, IN Multifamily Hsg. (Stonekey Apartments)	7.000	02/01/2039	2,200,021

7,950,000	Mount Vernon, IN School Building Corp.	5.000	01/15/2037	8,663,831

2,123,639	North Manchester, IN Economic Devel. (Peabody Retirement Community)[2]	1.000	12/01/2045	21

2,466,162	North Manchester, IN Economic Devel. (Peabody Retirement Community)	5.130 [7]	12/01/2045	1,226,176

2,155,000	Shelbyville, IN Redevel. District Tax Increment (Central Shelbyville Economic)	6.500	07/01/2022	2,337,766

				36,924,387

Iowa—0.2%
750,000	IA Finance Authority (Amity Fellowserve)	6.500	10/01/2036	726,832

400,000	IA Finance Authority (Boys & Girls Home and Family Services)[3]	5.900	12/01/2028	179,972

1,500,000	IA Finance Authority (Mercy Medical Center)	5.000	08/15/2029	1,637,775

1,685,000	IA Finance Authority (Mercy Medical Center)	5.000	08/15/2028	1,848,378

410,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)	5.375	06/01/2025	368,119

				4,761,076

Kansas—0.2%
825,000	Hays, KS Sales Tax	6.000	01/01/2025	825,594

256,000	Overland Park, KS Transportation Devel. District (Grass Creek)	4.850	09/01/2016	262,582

33      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

Kansas (Continued)

$ 2,435,000	Pittsburgh, KS Special Obligation (North Broadway Redevel.)	4.900%	04/01/2024	$2,253,884

				3,342,060

Kentucky—0.0%
80,000	Owens County, KY Waterworks System (AWCC/KAWC Obligated Group)	6.250	06/01/2039	89,041

15,000	Springfield, KY Educational Devel. (St. Catherine College)	5.750	10/01/2035	15,091

				104,132

Louisiana—2.5%
2,000,000	Jefferson Parish, LA Hospital Service District No. 1 (West Jefferson Medical Center)	5.250	01/01/2028	2,173,320

950,000	LA Citizens Property Insurance Corp.	5.000	06/01/2024	1,083,389

635,000	LA Citizens Property Insurance Corp.	5.000	06/01/2024	729,418

5,000,000	LA HFA (La Chateau)	7.250	09/01/2039	5,212,300

8,280,000	LA HFA (La Chateau)	6.875	09/01/2029	8,544,463

3,085,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.500	09/01/2022	2,254,981

35,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.250	09/01/2035	25,758

2,000,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.250	09/01/2018	1,545,600

1,240,000	LA Local Government EF&CD Authority (Capital Projects and Equipment)	6.550	09/01/2025	1,338,357

19,275,000	LA Public Facilities Authority (OLOLRMC/OLOLMC Obligated Group)	6.750	07/01/2039	21,802,338

2,000,000	LA Stadium & Exposition District	5.000	07/01/2032	2,188,720

50,000	LA Stadium & Exposition District	5.000	07/01/2028	55,721

2,500,000	Lakeshore Villages, LA Master Community Devel. District[2]	5.250	07/01/2017	925,750

20,000	New Orleans, LA Exhibit Hall Special Tax (Ernest N. Morial)	5.000	07/15/2025	20,221

				47,900,336

Maine—0.4%
5,000	ME H&HEFA (Central Maine Medical Center/St. Joseph’s College/Thomas College Obligated Group)	5.000	07/01/2032	5,016

5,000,000	ME H&HEFA (Maine General Medical Center)	7.500	07/01/2032	5,789,500

2,000,000	ME H&HEFA (Maine General Medical Center)	6.750	07/01/2036	2,207,340

				8,001,856

Maryland—0.1%
1,000,000	MD EDC Student Hsg. (Morgan State University)	5.000	07/01/2034	1,022,590

65,000	MD H&HEFA (Johns Hopkins Hospital)	5.375	07/01/2020	65,153

950,000	Prince Georges County, MD Special District (Victoria Falls)	5.250	07/01/2035	952,736

34        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Maryland (Continued)

$ 750,000	Salisbury, MD Special Obligation (Villages at Aydelotte Farm)[3]	5.250%	01/01/2037	$272,948

				2,313,427

Massachusetts—0.5%
260,000	MA Devel. Finance Agency (Evergreen Center)	5.500	01/01/2035	260,330

25,000	MA Devel. Finance Agency (Lasell College)	6.000	07/01/2031	28,554

750,000	MA Devel. Finance Agency (Lasell College)	5.500	07/01/2026	840,203

92,782	MA Devel. Finance Agency (Linden Ponds)	5.500	11/15/2046	64,733

461,488	MA Devel. Finance Agency (Linden Ponds)	0.605 [4]	11/15/2056	2,049

14,103	MA Devel. Finance Agency (Linden Ponds)	6.250	11/15/2039	11,479

1,733,606	MA Devel. Finance Agency (Linden Ponds)	6.250	11/15/2046	1,372,756

6,770,000	MA Devel. Finance Agency (Merrimack College)	5.250	07/01/2042	6,868,707

40,000	MA Devel. Finance Agency (Northern Berkshire Community)	6.250	08/15/2029	30,249

149,400	MA Devel. Finance Agency (Northern Berkshire Healthcare)[2]	35.005	02/15/2043	1

120,749	MA Devel. Finance Agency (Northern Berkshire Healthcare)[3]	6.000	02/15/2043	48,279

78,847	MA Devel. Finance Agency (Northern Berkshire Healthcare)[2]	3.184	02/15/2043	1

25,000	MA H&EFA (Beverly Hospital Corp.)	5.250	07/01/2023	25,036

				9,552,377

Michigan—3.8%
680,000	Detroit, MI City School District	5.000	05/01/2031	725,125

1,100,000	Detroit, MI City School District	5.000	05/01/2028	1,191,289

5,000	Detroit, MI Local Devel. Finance Authority	5.500	05/01/2021	4,674

13,435,000	Detroit, MI Sewer Disposal System	7.500	07/01/2033	14,718,177

2,250,000	Detroit, MI Sewer Disposal System	6.500	07/01/2024	2,267,010

2,155,000	Detroit, MI Water and Sewerage Dept.	5.000	07/01/2032	2,098,927

1,000,000	Detroit, MI Water Supply System	5.000	07/01/2036	958,210

5,300,000	Detroit, MI Water Supply System	5.000	07/01/2030	5,273,871

1,555,000	Detroit, MI Water Supply System	5.000	07/01/2033	1,546,463

20,000	Flint, MI Hospital Building Authority (Hurley Medical Center)	5.375	07/01/2018	20,022

495,000	Grand Traverse Academy, MI Public School Academy	5.000	11/01/2022	476,814

1,000,000	Grand Traverse Academy, MI Public School Academy	4.750	11/01/2032	837,010

2,200,000	Grand Traverse Academy, MI Public School Academy	4.625	11/01/2027	1,916,860

600,000	MI Finance Authority (Old Redford Public School Academy)	5.900	12/01/2030	577,806

14,600,000	MI Hospital Finance Authority (Trinity Health)[1]	6.125	12/01/2023	17,064,334

15,000	MI Hsg. Devel. Authority (Walled Lake Villa)	6.000	04/15/2018	15,035

1,155,000	MI Public Educational Facilities Authority (Old Redford Academy)	6.000	12/01/2035	1,109,297

35      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

Michigan (Continued)

$ 433,000	MI Strategic Fund Limited Obligation (Wolverine Human Services)	7.875%	08/31/2028	$442,452

9,720,762	MI Strategic Fund Limited Obligation (Wolverine Human Services)	5.850	08/31/2027	8,470,867

1,323,000,000	MI Tobacco Settlement Finance Authority	9.838 [4]	06/01/2058	6,641,460

250,000	Monroe County, MI Hospital Finance Authority (Mercy Memorial Hospital Corp.)	5.500	06/01/2035	252,887

400,000	Plymouth, MI Educational Center Charter School (Public School Academy)	5.375	11/01/2030	324,752

1,325,000	Plymouth, MI Educational Center Charter School (Public School Academy)	5.625	11/01/2035	1,059,311

500,000	Renaissance, MI Public School Academy	6.000	05/01/2037	514,285

5,000,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)	5.000	12/01/2037	5,269,550

35,000	Wayne County, MI Building Authority	5.250	06/01/2016	35,142

				73,811,630

Minnesota—0.2%
885,000	Columbia Heights, MN EDA Tax Increment (Huset Park Area Redevel.)	5.375	02/15/2032	844,502

610,000	Minneapolis, MN Tax Increment (St. Anthony Falls)	5.750	02/01/2027	610,244

965,000	Mound, MN Hsg. & Redevel. Authority (Metroplaines)	5.000	02/15/2027	969,593

1,500,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)	5.625	02/01/2031	1,523,385

110,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)	5.375	08/01/2021	113,504

115,000	St. Paul, MN Port Authority (Great Northern)	6.000	03/01/2030	116,841

				4,178,069

Mississippi—0.1%
85,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)	5.750	07/01/2031	85,109

845,000	Meridian, MS Tax Increment (Meridian Crossroads)	8.750	12/01/2024	946,129

				1,031,238

Missouri—3.0%
200,000	Belton, MO Tax Increment (Belton Town Center)	5.625	03/01/2025	201,812

250,000	Branson Hills, MO Infrastructure Facilities[3]	5.500	04/01/2027	138,292

900,000	Branson, MO IDA (Branson Hills Redevel.)	5.750	05/01/2026	908,937

365,000	Branson, MO IDA (Branson Hills Redevel.)	7.050	05/01/2027	367,132

1,345,000	Branson, MO IDA (Branson Landing)	5.250	06/01/2021	1,336,809

7,385,000	Branson, MO IDA (Branson Shoppe Redevel.)	5.950	11/01/2029	7,492,378

675,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)	5.875	12/01/2031	563,193

400,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.625	04/01/2027	357,356

400,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.500	04/01/2021	386,780

3,840,000	Hawk Ridge, MO Transportation Devel. District	5.000	02/01/2030	2,372,390

435,000	Hawk Ridge, MO Transportation Devel. District	4.650	02/01/2017	406,442

36        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Missouri (Continued)

$ 14,360,000	Hazelwood, MO Transportation Devel. District (370/Missouri Bottom Road/Tausig Road)	7.200%	05/01/2033	$14,378,094

2,575,000	Independence, MO 39th Street Transportation	6.875	09/01/2032	2,697,003

445,000	Kansas City, MO Tax Increment (Briarcliff West)	5.150	06/01/2016	454,590

800,000	Kansas City, MO Tax Increment (Shoal Creek Parkway)	6.500	06/01/2025	812,312

1,765,000	Kansas City, MO Tax Increment (Southtown)	6.000	03/01/2017	1,894,692

250,000	Lees Summit, MO IDA (Kensington Farms)	5.750	03/01/2029	250,918

225,000	Lees Summit, MO IDA (Kensington Farms)	5.500	03/01/2021	231,053

790,000	Liberty, MO Tax Increment (Liberty Triangle)	5.875	10/01/2029	805,547

2,100,000	Maplewood, MO Tax (Maplewood South Redevel.)	5.750	11/01/2026	2,103,444

355,000	MO Grindstone Plaza Transportation Devel. District	5.500	10/01/2031	296,304

213,000	Northwoods, MO Transportation Devel. District[5]	5.850	02/01/2031	190,784

1,500,000	Osage Beach, MO Tax Increment (Prewitts Point)	5.000	05/01/2023	1,500,270

350,000	Ozark Centre, MO Transportation Devel. District	5.375	09/01/2032	349,997

1,500,000	Raymore, MO Tax Increment	5.375	03/01/2020	1,518,180

2,750,000	Raymore, MO Tax Increment	5.625	03/01/2028	2,787,263

2,500,000	Richmond Heights, MO Tax Increment & Transportation Sales Tax	5.625	11/01/2025	2,506,350

1,060,000	St. Louis, MO IDA (Southtown Redevel.)	5.125	05/01/2026	1,060,159

481,000	St. Louis, MO Tax Increment (1505 Missouri Avenue Redevel.)[2]	6.000	08/04/2025	243,126

846,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)	6.000	08/21/2026	519,046

1,879,000	St. Louis, MO Tax Increment (1619 Washington Redevel.)	5.500	03/09/2027	1,151,207

662,000	St. Louis, MO Tax Increment (Pet Building Redevel.)	5.500	05/29/2028	414,472

545,000	St. Louis, MO Tax Increment (Printers Lofts)[2]	6.000	08/21/2026	251,359

466,000	St. Louis, MO Tax Increment (Washington East Condominiums)	5.500	01/20/2028	306,418

783,000	St. Louis, MO Tax Increment (Washington East Condominiums)	5.500	01/20/2028	695,374

1,080,000	St. Louis, MO Tax Increment Financing (Ludwig Lofts)	6.690	04/21/2029	633,377

373,000	St. Louis, MO Tax Increment Financing, Series A	5.500	09/02/2028	227,131

3,255,000	St. Louis, MO Tax Increment, Series A	6.600	01/21/2028	2,295,166

620,000	Stone Canyon, MO Improvement District (Infrastructure)[3]	5.700	04/01/2022	307,284

320,000	Stone Canyon, MO Improvement District (Infrastructure)[3]	5.750	04/01/2027	158,598

510,000	Suemandy, MO Mid-Rivers Community Improvement District	7.500	10/01/2029	554,804

37        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

Missouri (Continued)

$ 2,500,000	University Place, MO Transportation Devel. District	5.000%	03/01/2032	$2,504,100

				58,629,943

Montana—0.5%
11,710,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)	0.000 [9]	09/01/2031	9,261,908

375,000	MT Facilities Finance Authority (St. John’s Lutheran)	6.000	05/15/2025	385,151

				9,647,059

Nebraska—0.7%
7,510,000	NE Central Plains Gas Energy	5.250	09/01/2037	8,050,795

2,915,000	NE Educational Facilities Authority (Midland Lutheran College)	5.600	09/15/2029	2,731,151

1,150,000	NE Educational Finance Authority (Concordia University)	5.000	10/01/2037	1,153,278

2,200,000	Santee Sioux Nation, NE Tribal Health Care (Indian Health Service)	8.750	10/01/2020	2,283,996

				14,219,220

Nevada—1.9%
260,000	Clark County, NV Improvement District	5.050	02/01/2031	218,621

325,000	Clark County, NV Improvement District	5.000	02/01/2026	295,045

20,000,000	Clark County, NV Water Reclamation District[1]	5.250	07/01/2038	22,863,000

5,105,000	Director of the State of NV Dept. of Business & Industry (Las Vegas Monorail)[2]	6.850 [4]	01/01/2019	714,292

5,000	Las Vegas, NV Special Improvement District (Sumerlin Village)	5.875	06/01/2021	5,173

235,000	Mesquite, NV Special Improvement District (Canyon Creek)	5.300	08/01/2018	226,911

75,000	Mesquite, NV Special Improvement District (Canyon Creek)	5.200	08/01/2016	73,968

110,000	Mesquite, NV Special Improvement District (Canyon Creek)	5.250	08/01/2017	107,506

695,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)	6.150	08/01/2037	699,761

905,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)	6.000	08/01/2023	935,652

560,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)	5.850	08/01/2018	590,610

480,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)	6.000	08/01/2027	488,678

2,160,000	Sparks, NV Redevel. Agency (Redevel Area No. 2)	6.400	06/01/2020	2,368,742

38        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Nevada (Continued)

$ 7,420,000	Sparks, NV Redevel. Agency (Redevel Area No. 2)	6.700%	06/01/2028	$7,819,864

				37,407,823

New Hampshire—3.0%
305,000	Manchester, NH Hsg. & Redevel. Authority, Series B	5.650 [4]	01/01/2029	95,352

3,220,000	Manchester, NH Hsg. & Redevel. Authority, Series B	5.700 [4]	01/01/2030	923,174

1,000,000	Manchester, NH Hsg. & Redevel. Authority, Series B	6.750	01/01/2015	999,320

495,000	Manchester, NH Hsg. & Redevel. Authority, Series B	6.000 [4]	01/01/2023	255,994

415,000	NH Business Finance Authority (Huggins Hospital)	6.875	10/01/2039	441,564

4,010,000	NH H&EFA (Franklin Pierce College)	6.050	10/01/2034	3,561,722

21,745,000	NH H&EFA (LRG Healthcare)[1]	5.500	10/01/2034	23,638,990

475,000	NH H&EFA (LRG Healthcare)	5.500	10/01/2034	516,363

20,860,000	NH H&EFA (LRG Healthcare)[1]	7.000	04/01/2038	24,319,631

1,500,000	NH H&EFA (Southern New Hampshire University)	5.000	01/01/2027	1,589,970

40,000	NH H&EFA (St. Joseph Hospital/Youville House/Cove)	5.500	07/01/2034	40,102

1,270,000	NH HE&HFA (Franklin Pierce College)	5.300	10/01/2028	1,077,811

				57,459,993

New Jersey—0.2%
3,640,000	NJ Tobacco Settlement Financing Corp.	5.000	06/01/2029	3,056,617

250,000	NJ Transportation Trust Fund Authority	6.000	06/15/2035	299,688

				3,356,305

New Mexico—0.2%
1,495,000	Cabezon, NM Public Improvement District	6.300	09/01/2034	1,535,305

270,000	Montecito Estates, NM Public Improvement District	7.000	10/01/2037	278,113

1,925,000	NM Trails Public Improvement District	7.750	10/01/2038	1,878,781

				3,692,199

New York—1.3%
380,000	NY Counties Tobacco Trust II (TASC)	5.750	06/01/2043	368,277

3,000,000	NY MTA, Series E	5.000	11/15/2030	3,363,600

9,305,000	NYS DA (St. Mary’s Hospital for Children)	7.875	11/15/2041	9,965,283

5,985,000	Suffolk, NY Tobacco Asset Securitization Corp.	5.375	06/01/2028	5,717,411

39        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

New York (Continued)

$ 5,255,000	Westchester County, NY Healthcare Corp., Series A	5.000%	11/01/2030	$5,609,870

				25,024,441

North Carolina—0.0%
20,000	NC Medical Care Commission (AHACHC)	5.800	10/01/2034	20,286

Ohio—8.1%
2,250,000	Bowling Green, OH Student Hsg. (CFP I-Bowling Green State University)	6.000	06/01/2045	2,356,088

3,440,000	Bowling Green, OH Student Hsg. (CFP I-Bowling Green State University)	5.750	06/01/2031	3,619,499

6,500,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.250	06/01/2037	5,408,585

22,380,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.000	06/01/2042	17,763,454

743,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.501 [4]	06/01/2052	7,920,380

970,100,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.251 [4]	06/01/2047	58,477,628

11,460,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.125	06/01/2024	9,603,251

2,555,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.375	06/01/2024	2,169,093

8,820,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.750	06/01/2034	7,038,360

20,360,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875	06/01/2030	16,574,058

2,165,000	Centerville, OH Health Care (Bethany Lutheran Village)	6.000	11/01/2038	2,214,665

110,000	Cleveland, OH Rock Glen Hsg. Assistance Corp. (Ambleside Apartments)	7.000	06/01/2018	110,341

3,445,000	Cleveland-Cuyahoga County, OH Port Authority	6.000	11/15/2035	3,876,486

10,000	Cuyahoga County, OH Hospital (Metro Health System)	5.500	02/15/2027	10,011

295,000	Glenwillow Village, OH GO	5.875	12/01/2024	297,218

1,310,000	Greene County, OH University Hsg. (Central State University)	5.625	09/01/2032	1,235,487

1,000,000	Greene County, OH University Hsg. (Central State University)	5.500	09/01/2027	963,830

2,500,000	Grove City, OH Tax Increment Financing	5.375	12/01/2031	2,549,900

270,000	Grove City, OH Tax Increment Financing	5.125	12/01/2016	291,349

805,000	Jeffrey Place, OH New Community Authority (Jeffrey Place Redevel.)	5.000	12/01/2022	816,455

4,015,000	OH Higher Education Facility Commission (Ashland University)	6.250	09/01/2024	3,827,339

5,860,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400	02/15/2034	4,110,790

2,475,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.300	02/15/2024	1,736,015

40        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Ohio (Continued)

$ 4,065,000	Portage County, OH Port Authority (Northeast Ohio Medical University)	5.000%	12/01/2037	$4,190,934

510,000	Ross County, OH Hospital (Adena Health System)	5.750	12/01/2028	561,556

645,000	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)	5.400	11/01/2036	321,216

				158,043,988

Oklahoma—0.7%
13,055,000	Grady County, OK Criminal Justice Authority	7.000	11/01/2041	12,316,871

770,000	Langston, OK EDA (Langston University)	5.250	05/01/2026	782,543

				13,099,414

Oregon—0.0%
500,000	OR Facilities Authority (Concordia University)	6.375	09/01/2040	533,540

340,000	OR Facilities Authority (Concordia University)	6.125	09/01/2030	358,591

				892,131

Pennsylvania—1.0%
500,000	Luzerne County, PA IDA	7.750	12/15/2027	513,550

495,000	Luzerne County, PA IDA	7.500	12/15/2019	507,420

25,000	Northumberland County, PA IDA (NHS Youth Services)	5.500	02/15/2033	18,952

3,225,000	Northumberland County, PA IDA (NHS Youth Services)	7.750	02/15/2029	2,376,470

2,000,000	PA HEFA (Shippensburg University)	6.250	10/01/2043	2,194,080

3,000,000	PA Public School Building Authority (School District of Philadelphia)	5.000	04/01/2030	3,228,030

5,000,000	PA Public School Building Authority (School District of Philadelphia)	5.000	04/01/2031	5,342,400

685,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)	6.125	03/15/2043	699,885

920,000	Philadelphia, PA H&HEFA (Centralized Comprehensive Human Services)	7.250	01/01/2021	929,706

3,500,000	Philadelphia, PA School District	6.000	09/01/2038	3,833,676

				19,644,169

Rhode Island—1.0%
4,915,000	Central Falls, RI Detention Facility[2]	7.250	07/15/2035	2,943,839

50,000	Providence, RI HDC (Barbara Jordan Apartments)	6.750	07/01/2025	50,137

13,600,000	RI Health & Educational Building Corp. (EPBH/RIH/TMH Obligated Group)	7.000	05/15/2039	15,584,240

725,000	RI Health & Educational Building Corp. (EPBH/RIH/TMH Obligated Group)	7.000	05/15/2039	805,200

20,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)	6.500	04/01/2027	20,257

10,375,000	RI Tobacco Settlement Financing Corp. (TASC)	6.750 [4]	06/01/2052	81,332

41        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

Rhode Island (Continued)

$ 33,305,000	RI Tobacco Settlement Financing Corp. (TASC)	6.125%[4]	06/01/2052	$352,700

				19,837,705

South Carolina—0.8%
500,000	Allendale County, SC School District Energy Savings Special Obligation	8.500	12/01/2018	505,080

1,735,000	Lancaster County, SC (Sun City Carolina Lakes)	5.450	12/01/2037	1,744,647

5,448,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)	6.200	11/01/2036	5,214,335

6,565,000	SC Connector 2000 Assoc. Toll Road, Series B	3.156 [4]	01/01/2021	1,306,238

600,000	SC Connector 2000 Assoc. Toll Road, Series B	2.746 [4]	01/01/2020	126,396

11,240,000	SC Connector 2000 Assoc. Toll Road, Series B	3.746 [4]	01/01/2026	1,628,564

2,500,000	SC Jobs-EDA (Coastal Hsg. Foundation)	6.250	04/01/2035	2,847,025

2,000,000	SC Jobs-EDA (Coastal Hsg. Foundation)	6.500	04/01/2042	2,295,340

15,000	SC Jobs-EDA (Myrtle Beach Convention)	5.250	04/01/2036	15,009

				15,682,634

South Dakota—0.0%
500,000	SD Educational Enhancement Funding Corp. Tobacco Settlement	5.000	06/01/2027	546,215

Tennessee—0.6%
115,000	Johnson City, TN H&EFB (Johnson City Medical Center)	5.250	07/01/2028	115,256

500,000	Metropolitan Government Nashville & Davidson Counties, TN H&EFB (Belmont University)	5.000	11/01/2027	547,965

10,665,000	TN Energy Acquisition Gas Corp.	5.000	02/01/2027	11,861,613

				12,524,834

Texas—5.2%
60,000	Collin County, TX HFC (Community College District Foundation)	5.250	06/01/2031	52,110

4,000,000	Dallas-Fort Worth, TX International Airport	5.000	11/01/2038	4,332,560

700,000	Danbury, TX Higher Education Finance Corp. (Island Foundation)	6.250	02/15/2036	700,028

7,450,000	Donna, TX GO	6.250	02/15/2037	7,029,671

4,957,000	Escondido, TX Public Improvement District (Horseshoe Bay)	7.250	10/01/2033	4,895,731

45,000	Harris County-Houston, TX Sports Authority	5.000	11/15/2025	45,020

16,000,000	Houston, TX Airport System, Series A1	5.500	07/01/2039	18,118,880

300,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)	6.500	05/15/2031	351,960

250,000	Houston, TX Higher Education Finance Corp. (Ninos)	6.000	08/15/2036	268,403

250,000	Houston, TX Higher Education Finance Corp. (Ninos)	6.000	08/15/2041	266,910

7,465,000	Irving, TX Hotel Occupancy	5.500	08/15/2038	7,803,165

2,900,000	Lufkin, TX Health Facilities Devel. Corp. (Memorial Health System of East Texas)	6.250	02/15/2037	3,187,274

700,000	Maverick County, TX GO COP	8.750	03/01/2034	676,641

2,350,000	Maverick County, TX GO COP	8.750	03/01/2034	2,271,581

42        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Texas (Continued)

$ 8,440,000	McLennan County, TX Public Facility Corp.	6.625%	06/01/2035	$8,934,162

780,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)	6.000	04/01/2045	869,903

555,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)	5.875	04/01/2036	617,820

700,000	Newark, TX Cultural Education Facilities Finance Corp. (A.W. Brown Fellowship Charter School)	6.000	08/15/2042	725,865

3,695,000	Sabine River, TX Authority Pollution Control (TXU Electric Company)[3]	6.150	08/01/2022	341,788

16,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[1]	6.250	11/15/2029	18,544,320

6,631,000	Trophy Club, TX Public Improvement (Highlands Trophy Club)	7.750	10/01/2037	7,201,133

485,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	6.000	09/01/2033	375,589

110,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	5.750	09/01/2027	88,685

4,500,000	TX Municipal Gas Acquisition & Supply Corp.	6.250	12/15/2026	5,465,520

1,700,000	TX Public Finance Authority Charter School Finance Corp. (Cosmos Foundation)	6.000	02/15/2030	1,885,504

660,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)	6.250	09/01/2036	671,101

1,085,000	TX Public Finance Authority Charter School Finance Corp. (New Fontiers School)	5.800	08/15/2040	1,163,695

18,750,000	TX Turnpike Authority (Central TX Turnpike System)	6.590 [4]	08/15/2037	4,698,750

100,000	Williamson County, TX	5.125	02/15/2034	100,381

				101,684,150

Utah—0.3%
2,330,000	Utah County, UT Charter School (Lakeview Academy)	5.250	07/15/2043	2,349,572

2,315,000	Utah County, UT Charter School (Lakeview Academy)	5.625	07/15/2037	2,364,425

500,000	Utah County, UT Charter School (Lakeview Academy)	5.000	07/15/2032	503,535

275,000	Utah County, UT Charter School (Renaissance Academy)	5.625	07/15/2037	264,545

1,210,000	West Valley City, UT Sewer (East Hollywood High School)	5.625	06/15/2037	1,074,226

				6,556,303

Vermont—0.1%
445,000	Burlington, VT GO	5.000	11/01/2032	459,387

350,000	Burlington, VT GO	5.000	11/01/2027	367,958

43        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

Vermont (Continued)

$ 471,322	VT Educational & Health Buildings Financing Agency (Marlboro College)	2.779%	04/01/2019	$460,364

				1,287,709

Virginia—1.1%
825,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)	5.500	07/15/2035	644,614

2,040,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)	5.250	07/15/2025	1,741,976

425,000	Celebrate, VA North Community Devel. Authority Special Assessment[2]	6.750	03/01/2034	274,418

3,000,000	Farms New Kent, VA Community Devel. Authority Special Assessment[3]	5.450	03/01/2036	1,589,220

371,000	Farms New Kent, VA Community Devel. Authority Special Assessment[2]	5.125	03/01/2036	196,775

750,000	Farms New Kent, VA Community Devel. Authority Special Assessment[2]	5.800	03/01/2036	396,832

25,000	Greensville County, VA IDA (Georgia-Pacific Corp.)	5.300	08/01/2014	25,000

345,000	Manassas Park, VA Economic Devel. Authority	6.000	07/15/2035	382,105

900,000	New Port, VA CDA	5.600	09/01/2036	567,900

3,375,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation	6.450	09/01/2037	3,644,190

2,630,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)[5]	6.500	08/01/2038	2,633,261

675,000	Suffolk, VA IDA (Lake Prince Center)	5.300	09/01/2031	676,944

3,500,000	VA Celebrate South CDA Special Assessment[3]	6.250	03/01/2037	2,038,295

2,000,000	VA College Building Authority (Regent University)	5.000	06/01/2029	2,032,420

950,000	VA College Building Authority (Regent University)	5.000	06/01/2026	971,138

585,000	VA College Building Authority Educational Facilities (Regent University)	5.000	06/01/2036	590,979

35,170,000	VA Tobacco Settlement Authority	4.785 [4]	06/01/2047	783,939

162,770,000	VA Tobacco Settlement Authority	4.869 [4]	06/01/2047	2,713,376

				21,903,382

Washington—3.6%
4,145,000	Bremerton, WA Hsg. Authority	5.500	06/01/2037	4,141,974

1,000,000	Bremerton, WA Hsg. Authority	5.300	06/01/2026	1,002,270

75,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)	5.600	03/01/2028	74,993

25,000	Pierce County, WA Hsg. Authority	5.800	12/01/2023	25,001

1,410,000	Seattle, WA Hsg. Authority (Gamelin House & Genesee)	5.700	11/01/2035	1,420,505

3,000,000	Tacoma, WA Consolidated Local Improvements District No. 65	5.750	04/01/2043	3,009,510

3,920,000	Vancouver, WA Hsg. Authority (Springbrook Village Apartments)	5.000	03/01/2025	4,172,879

44        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Washington (Continued)

$ 80,000	Vancouver, WA Hsg. Authority (Springbrook Village Apartments)	5.000%	03/01/2025	$94,279

33,785,000	WA Health Care Facilities Authority (Catholic Health Initiatives)[1]	6.375	10/01/2036	39,018,156

15,000,000	WA Health Care Facilities Authority (Providence Health System-Washington)[1]	5.250	10/01/2033	16,885,650

25,000	White Salmon, WA Water & Sewer	6.000	07/01/2015	25,097

				69,870,314

West Virginia—0.2%
1,885,000	Brooke County, WV (Bethany College)	6.750	10/01/2037	2,107,242

960,000	Brooke County, WV (Bethany College)	6.500	10/01/2031	1,062,470

				3,169,712

Wisconsin—1.8%
1,750,000	Sokaogon, WI Chippewa Community (Gaming)[3]	7.000	01/01/2026	782,355

2,495,000	WI Center District, Series A	5.000	12/15/2030	2,752,085

1,475,000	WI Center District, Series A	5.000	12/15/2029	1,633,740

5,000,000	WI GO	6.000	05/01/2036	5,905,650

1,230,000	WI H&EFA (Beloit College)	6.125	06/01/2035	1,356,641

750,000	WI H&EFA (Beloit College)	6.125	06/01/2039	821,925

1,305,000	WI H&EFA (Richland Hospital)	5.375	06/01/2028	1,305,822

17,260,000	WI H&EFA (SSM Health Care Corp.)	5.250	06/01/2034	18,609,042

200,000	WI Public Finance Authority (Las Ventanas Retirement Community)	36.060 [4]	10/01/2042	2

465,000	WI Public Finance Authority (Las Ventanas Retirement Community)	7.000	10/01/2042	451,059

200,000	WI Public Finance Authority (Las Ventanas Retirement Community)	0.181 [4]	10/01/2042	62,708

650,000	WI Public Finance Authority (Thomas Jefferson Classical Academy)	7.125	07/01/2042	718,893

500,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)	5.750	07/15/2032	519,365

350,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)	6.000	07/15/2042	364,801

				35,284,088

U.S. Possessions—11.5%
7,315,000	Puerto Rico Aqueduct & Sewer Authority	5.000	07/01/2033	5,003,167

1,885,000	Puerto Rico Aqueduct & Sewer Authority	5.250	07/01/2029	1,317,521

1,925,000	Puerto Rico Aqueduct & Sewer Authority	6.000	07/01/2047	1,355,315

5,400,000	Puerto Rico Aqueduct & Sewer Authority	5.750	07/01/2037	3,808,620

11,360,000	Puerto Rico Children’s Trust Fund (TASC)	5.500	05/15/2039	9,863,888

3,000,000	Puerto Rico Commonwealth GO	6.000	07/01/2040	2,262,600

2,000,000	Puerto Rico Commonwealth GO	6.000	07/01/2039	1,513,280

9,000,000	Puerto Rico Commonwealth GO	5.750	07/01/2036	6,809,940

4,000,000	Puerto Rico Commonwealth GO	5.625	07/01/2033	2,971,160

1,250,000	Puerto Rico Commonwealth GO	5.375	07/01/2030	937,925

5,000,000	Puerto Rico Commonwealth GO	6.500	07/01/2037	3,883,150

45        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

U.S. Possessions (Continued)

$ 1,500,000	Puerto Rico Commonwealth GO	5.500%	07/01/2026	$1,151,460

5,000,000	Puerto Rico Commonwealth GO	5.750	07/01/2028	3,857,650

500,000	Puerto Rico Commonwealth GO	5.500	07/01/2021	507,555

3,000,000	Puerto Rico Commonwealth GO	5.250	07/01/2023	2,298,120

4,210,000	Puerto Rico Commonwealth GO	5.500	07/01/2039	3,117,673

2,610,000	Puerto Rico Commonwealth GO	5.000	07/01/2023	2,006,646

3,000,000	Puerto Rico Commonwealth GO	5.125	07/01/2028	2,244,870

4,020,000	Puerto Rico Commonwealth GO	5.250	07/01/2030	2,982,277

4,515,000	Puerto Rico Commonwealth GO	5.000	07/01/2020	3,672,275

5,000,000	Puerto Rico Electric Power Authority, Series A	6.750	07/01/2036	2,466,150

20,460,000	Puerto Rico Electric Power Authority, Series A	5.000	07/01/2029	9,990,004

2,830,000	Puerto Rico Electric Power Authority, Series AAA	5.250	07/01/2028	1,381,719

3,000,000	Puerto Rico Electric Power Authority, Series CCC	5.250	07/01/2027	1,464,690

1,850,000	Puerto Rico Electric Power Authority, Series CCC	5.000	07/01/2022	902,874

2,500,000	Puerto Rico Electric Power Authority, Series CCC	5.000	07/01/2028	1,220,700

260,000	Puerto Rico Electric Power Authority, Series RR	5.000	07/01/2024	248,620

4,000,000	Puerto Rico Electric Power Authority, Series SS	5.000	07/01/2025	3,780,760

3,000,000	Puerto Rico Electric Power Authority, Series TT	5.000	07/01/2026	1,464,600

5,000,000	Puerto Rico Electric Power Authority, Series TT	5.000	07/01/2037	2,442,150

4,500,000	Puerto Rico Electric Power Authority, Series TT	5.000	07/01/2032	2,197,575

1,690,000	Puerto Rico Electric Power Authority, Series VV	5.250	07/01/2025	1,631,391

1,500,000	Puerto Rico Electric Power Authority, Series VV	5.500	07/01/2020	733,770

1,985,000	Puerto Rico Electric Power Authority, Series WW	5.250	07/01/2025	968,998

5,000,000	Puerto Rico Electric Power Authority, Series WW	5.500	07/01/2020	2,445,900

5,000,000	Puerto Rico Electric Power Authority, Series WW	5.500	07/01/2021	2,439,850

2,750,000	Puerto Rico Electric Power Authority, Series WW	5.375	07/01/2023	1,342,220

3,050,000	Puerto Rico Electric Power Authority, Series WW	5.500	07/01/2038	1,489,468

2,000,000	Puerto Rico Electric Power Authority, Series WW	5.000	07/01/2028	976,560

1,670,000	Puerto Rico Electric Power Authority, Series XX	5.250	07/01/2040	815,645

410,000	Puerto Rico Electric Power Authority, Series ZZ	5.250	07/01/2022	200,092

7,300,000	Puerto Rico Electric Power Authority, Series ZZ	5.250	07/01/2024	3,563,276

40,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2022	23,431

3,000,000	Puerto Rico Highway & Transportation Authority, Series L	5.250	07/01/2038	2,552,670

3,500,000	Puerto Rico Highway & Transportation Authority, Series M	5.000	07/01/2046	1,599,885

65,000	Puerto Rico Infrastructure	5.000	07/01/2041	34,608

850,000	Puerto Rico Infrastructure	5.500	07/01/2024	568,726

8,000,000	Puerto Rico Infrastructure	7.075 [4]	07/01/2030	1,585,200

750,000	Puerto Rico Infrastructure Financing Authority	5.500	07/01/2028	494,287

8,695,000	Puerto Rico Infrastructure Financing Authority	6.070 [4]	07/01/2031	1,682,135

1,230,000	Puerto Rico ITEMECF (Polytechnic University)	5.000	08/01/2032	926,965

8,575,000	Puerto Rico Public Buildings Authority	6.250	07/01/2026	6,442,483

3,300,000	Puerto Rico Public Buildings Authority	5.000	07/01/2032	2,248,587

2,000,000	Puerto Rico Public Buildings Authority	6.000	07/01/2041	1,406,100

1,000,000	Puerto Rico Public Buildings Authority	6.250	07/01/2031	741,520

4,940,000	Puerto Rico Public Buildings Authority	5.375	07/01/2033	3,416,455

240,000	Puerto Rico Public Buildings Authority	5.250	07/01/2042	164,194

5,615,000	Puerto Rico Public Finance Corp., Series B	5.500	08/01/2031	2,588,234

46        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

U.S. Possessions (Continued)

$ 17,650,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500%	08/01/2037	$13,130,894

50,000,000	Puerto Rico Sales Tax Financing Corp., Series A	7.280 [4]	08/01/2034	8,070,500

4,365,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375	08/01/2039	3,130,622

270,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000	08/01/2043	184,734

18,875,000	Puerto Rico Sales Tax Financing Corp., Series A	9.410 [4]	08/01/2036	2,687,045

5,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.375	08/01/2039	3,957,350

20,215,000	Puerto Rico Sales Tax Financing Corp., Series A	5.750	08/01/2037	15,448,303

29,670,000	Puerto Rico Sales Tax Financing Corp., Series A	6.110 [4]	08/01/2044	4,132,438

7,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500	08/01/2044	5,563,390

32,560,000	Puerto Rico Sales Tax Financing Corp., Series C	8.020 [4]	08/01/2038	4,046,557

29,160,000	Puerto Rico Sales Tax Financing Corp., Series C	5.000	08/01/2040	22,622,620

2,205,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000	08/01/2042	1,674,212

3,685,000	Puerto Rico Sales Tax Financing Corp., Series C	0.000 [9]	08/01/2032	2,503,294

7,450,000	Puerto Rico Sales Tax Financing Corp., Series C	5.250	08/01/2041	5,258,806

				224,618,349

Total Municipal Bonds and Notes (Cost $2,405,868,074)				2,153,234,896

Corporate Bonds and Notes—0.0%

66,847	Las Vegas Monorail Co., Sr. Sec. Nts.[8,10]	5.500	07/15/2019	8,022

18,270	Las Vegas Monorail Co., Sub. Nts.[8,10]	3.000 [7]	07/15/2055	1,347

Total Corporate Bonds and Notes (Cost $0)				9,369

Total Investments, at Value (Cost $2,405,868,074)—110.5%				2,153,244,265

Net Other Assets (Liabilities)—(10.5)				(205,508,530)

Net Assets—100.0%				$1,947,735,735

Footnotes to Statement of Investments

1. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

2. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

3. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

4. Zero coupon bond reflects effective yield on the date of purchase.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after July 31, 2014. See Note 1 of the accompanying Notes.

6. Subject to a forbearance agreement. Rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

7. Represents the current interest rate for a variable or increasing rate security.

8. Received as a result of a corporate action

9. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

10. Interest or dividend is paid-in-kind, when applicable.

47        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

To simplify the listings of securities, abbreviations are used per the table below:

AHACHC	ARC/HDS Alamance Country Housing Corp.
AWCC	American Water Capital Corp.
CDA	Communities Devel. Authority
COP	Certificates of Participation
DA	Dormitory Authority
DRIVERS	Derivative Inverse Tax Exempt Receipts
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EF&CD	Environmental Facilities and Community Devel.
EPBH	Emma Pendleton Bradley Hospital
GO	General Obligation
H&EFA	Health and Educational Facilities Authority
H&EFB	Health and Educational Facilities Board
H&HEFA	Hospitals and Higher Education Facilities Authority
HDC	Housing Devel. Corp.
HE&HFA	Higher Education and Health Facilities Authority
HEFA	Higher Education Facilities Authority
HEFFA	Higher Educational Facilities Finance Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
KAWC	Kentucky American Water Company
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
MTA	Metropolitan Transportation Authority
NYS	New York State
OLOLMC	Our Lady Of Lake Medical Center
OLOLRMC	Our Lady of Lourdes Regional Medical Center
RIBS	Residual Interest Bonds
RIH	Rhode Island Hospital
ROLs	Reset Option Longs
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHS	St. Joseph Health System
TASC	Tobacco Settlement Asset-Backed Bonds
TMH	The Miriam Hospital

See accompanying Notes to Financial Statements.

48        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2014

Assets
Investments, at value (cost $2,405,868,074)—see accompanying statement of investments	$2,153,244,265

Cash	7,104,991

Receivables and other assets:
Interest	28,478,066
Shares of beneficial interest sold	2,556,821
Investments sold (including $1,991,118 sold on a when-issued or delayed delivery basis)	1,991,118
Other	825,552

Total assets	2,194,200,813

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	235,075,000
Shares of beneficial interest redeemed	5,967,607
Dividends	2,442,144
Investments purchased (including $2,172,460 purchased on a when-issued or delayed delivery basis)	2,172,460
Distribution and service plan fees	364,643
Trustees’ compensation	341,253
Shareholder communications	13,326
Interest expense on borrowings	561
Other	88,084

Total liabilities	246,465,078

Net Assets	$1,947,735,735

Composition of Net Assets
Par value of shares of beneficial interest	$285,214

Additional paid-in capital	2,639,116,756

Accumulated net investment income	32,376,093

Accumulated net realized loss on investments	(471,418,519)

Net unrealized depreciation on investments	(252,623,809)

Net Assets	$1,947,735,735

49        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,305,585,702 and 190,856,805 shares of beneficial interest outstanding)	$6.84
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.18

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $19,425,663 and 2,857,349 shares of beneficial interest outstanding)	$6.80

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $374,108,227 and 55,054,603 shares of beneficial interest outstanding)	$6.80

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $248,616,143 and 36,444,792 shares of beneficial interest outstanding)	$6.82

See accompanying Notes to Financial Statements.

50        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended July 31, 2014

Investment Income
Interest	$153,440,598

Other income	2,473

Total investment income	153,443,071

Expenses
Management fees	8,567,916

Distribution and service plan fees:
Class A	3,379,838
Class B	223,522
Class C	3,810,166

Transfer and shareholder servicing agent fees:
Class A	1,097,861
Class B	22,407
Class C	322,475
Class Y	199,566

Shareholder communications:
Class A	121,279
Class B	5,097
Class C	46,350
Class Y	19,057

Interest expense and fees on short-term floating rate notes issued (See Note 1)	3,545,814

Borrowing fees	1,887,915

Legal, auditing and other professional fees	191,431

Interest expense on borrowings	46,492

Trustees’ compensation	38,923

Custodian fees and expenses	34,496

Other	1,208,338

Total expenses	24,768,943
Less waivers and reimbursements of expenses	(1,375)

Net expenses	24,767,568

Net Investment Income	128,675,503

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(10,131,089)

Net change in unrealized appreciation/depreciation on investments	53,698,935

Net Increase in Net Assets Resulting from Operations	$172,243,349

See accompanying Notes to Financial Statements.

51        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2014	Year Ended July 31, 2013

Operations
Net investment income	$128,675,503	$148,884,052

Net realized gain (loss)	(10,131,089)	17,903,412

Net change in unrealized appreciation/depreciation	53,698,935	(218,780,484)

Net increase (decrease) in net assets resulting from operations	172,243,349	(51,993,020)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(84,308,049)	(103,703,283)
Class B	(1,170,638)	(1,547,605)
Class C	(20,083,177)	(25,222,275)
Class Y	(15,305,191)	(15,685,209)

	(120,867,055)	(146,158,372)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(315,463,166)	(163,776,102)
Class B	(7,709,050)	(7,622,889)
Class C	(85,073,174)	(38,198,011)
Class Y	42,847,314	(72,270,339)

	(365,398,076)	(281,867,341)

Net Assets
Total decrease	(314,021,782)	(480,018,733)

Beginning of period	2,261,757,517	2,741,776,250

End of period (including accumulated net investment income of $32,376,093 and $26,422,715, respectively)	$1,947,735,735	$2,261,757,517

See accompanying Notes to Financial Statements.

52        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended July 31, 2014

Cash Flows from Operating Activities
Net increase in net assets from operations	$172,243,349

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(238,918,163)
Proceeds from disposition of investment securities	724,486,001
Short-term investment securities, net	2,912,304
Premium amortization	5,286,446
Discount accretion	(27,375,661)
Net realized loss on investments	10,131,089
Net change in unrealized appreciation/depreciation on investments	(53,698,935)
Change in assets:
Increase in other assets	(135,950)
Decrease in interest receivable	4,659,445
Decrease in receivable for securities sold	23,184,122
Change in liabilities:
Decrease in other liabilities	(896,015)
Decrease in payable for securities purchased	(8,469,912)

Net cash provided by operating activities	613,408,120

Cash Flows from Financing Activities
Proceeds from borrowings	412,200,000
Payments on borrowings	(475,200,000)
Payments on short-term floating rate notes issued	(60,890,000)
Proceeds from shares sold	603,748,515
Payments on shares redeemed	(1,061,026,553)
Cash distributions paid	(27,987,076)

Net cash used in financing activities	(609,155,114)

Net increase in cash	4,253,006

Cash, beginning balance	2,851,985

Cash, ending balance	$7,104,991

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $92,867,604.
Cash paid for interest on borrowings—$58,707.
Cash paid for interest on short-term floating rate notes issued—$3,545,814.

See accompanying Notes to Financial Statements.

53        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011 [1]	Year Ended July 30, 2010 [1]

Per Share Operating Data
Net asset value, beginning of period	$6.65	$7.19	$6.27	$6.39	$5.51

Income (loss) from investment operations:
Net investment income[2]	0.43	0.40	0.43	0.46	0.45
Net realized and unrealized gain (loss)	0.16	(0.55)	0.90	(0.17)	0.89

Total from investment operations	0.59	(0.15)	1.33	0.29	1.34

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.40)	(0.39)	(0.41)	(0.41)	(0.46)

Net asset value, end of period	$6.84	$6.65	$7.19	$6.27	$6.39

Total Return, at Net Asset Value[3]	9.18%	(2.32)%	21.90%	4.97%	24.64%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,305,586	$1,586,019	$1,888,870	$1,619,244	$2,081,580

Average net assets (in thousands)	$1,405,201	$1,914,142	$1,677,433	$1,779,808	$1,953,017

Ratios to average net assets:[4]
Net investment income	6.40%	5.52%	6.45%	7.39%	7.12%
Expenses excluding interest and fees from borrowings	0.82%	0.74%	0.77%	0.74%	0.71%
Interest and fees from borrowings	0.09%	0.08%	0.10%	0.13%	0.23%
Interest and fees on short-term floating rates notes issued[5]	0.17%	0.10%	0.17%	0.21%	0.22%

Total expenses	1.08%	0.92%	1.04%	1.08%	1.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.08%	0.92%	1.04%	1.08%	1.16%

Portfolio turnover rate	10%	13%	21%	30%	21%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

54        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Class B	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011 [1]	Year Ended July 30, 2010 [1]

Per Share Operating Data
Net asset value, beginning of period	$6.61	$7.15	$6.24	$6.36	$5.48

Income (loss) from investment operations:
Net investment income[2]	0.37	0.34	0.37	0.40	0.39
Net realized and unrealized gain (loss)	0.17	(0.55)	0.89	(0.16)	0.90

Total from investment operations	0.54	(0.21)	1.26	0.24	1.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.35)	(0.33)	(0.35)	(0.36)	(0.41)

Net asset value, end of period	$6.80	$6.61	$7.15	$6.24	$6.36

Total Return, at Net Asset Value[3]	8.39%	(3.15)%	20.84%	4.11%	23.72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,426	$26,593	$36,439	$34,889	$41,234

Average net assets (in thousands)	$22,337	$33,430	$34,260	$37,308	$37,974

Ratios to average net assets:[4]
Net investment income	5.61%	4.69%	5.62%	6.54%	6.26%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.61%	1.57%	1.61%	1.60%	1.56%
Interest and fees from borrowings	0.09%	0.08%	0.10%	0.13%	0.23%
Interest and fees on short-term floating rate notes issued[5]	0.17%	0.10%	0.17%	0.21%	0.22%

Total expenses	1.87%	1.75%	1.88%	1.94%	2.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.87%	1.75%	1.88%	1.94%	2.01%

Portfolio turnover rate	10%	13%	21%	30%	21%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

55        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011 [1]	Year Ended July 30, 2010 [1]

Per Share Operating Data
Net asset value, beginning of period	$6.60	$7.15	$6.24	$6.36	$5.48

Income (loss) from investment operations:
Net investment income[2]	0.37	0.34	0.38	0.40	0.40
Net realized and unrealized gain (loss)	0.18	(0.55)	0.89	(0.15)	0.89

Total from investment operations	0.55	(0.21)	1.27	0.25	1.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.35)	(0.34)	(0.36)	(0.37)	(0.41)

Net asset value, end of period	$6.80	$6.60	$7.15	$6.24	$6.36

Total Return, at Net Asset Value[3]	8.58%	(3.24)%	20.91%	4.18%	23.82%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$374,108	$450,498	$527,392	$418,638	$518,594

Average net assets (in thousands)	$381,177	$539,108	$454,431	$455,782	$465,652

Ratios to average net assets:[4]
Net investment income	5.62%	4.75%	5.66%	6.60%	6.32%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.59%	1.51%	1.55%	1.53%	1.48%
Interest and fees from borrowings	0.09%	0.08%	0.10%	0.13%	0.23%
Interest and fees on short-term floating rate notes issued[5]	0.17%	0.10%	0.17%	0.21%	0.22%

Total expenses	1.85%	1.69%	1.82%	1.87%	1.93%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.85%	1.69%	1.82%	1.87%	1.93%

Portfolio turnover rate	10%	13%	21%	30%	21%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

56        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Class Y	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$6.63	$7.17	$6.26	$6.19

Income (loss) from investment operations:
Net investment income[2]	0.44	0.42	0.44	0.30
Net realized and unrealized gain (loss)	0.16	(0.55)	0.89	0.05

Total from investment operations	0.60	(0.13)	1.33	0.35

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.41)	(0.41)	(0.42)	(0.28)

Net asset value, end of period	$6.82	$6.63	$7.17	$6.26

Total Return, at Net Asset Value[3]	9.47%	(2.11)%	22.06%	6.03%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$248,616	$198,648	$289,075	$52,976

Average net assets (in thousands)	$245,234	$278,098	$159,256	$22,067

Ratios to average net assets:[4]
Net investment income	6.59%	5.75%	6.55%	7.47%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.58%	0.51%	0.52%	0.54%
Interest and fees from borrowings	0.09%	0.08%	0.10%	0.10%
Interest and fees on short-term floating rate notes issued[5]	0.17%	0.10%	0.17%	0.21%

Total expenses	0.84%	0.69%	0.79%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.84%	0.69%	0.79%	0.85%

Portfolio turnover rate	10%	13%	21%	30%

1. For the period from November 29, 2010 (inception of offering) to July 29, 2011, which represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

57        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2014

1. Significant Accounting Policies

Oppenheimer Rochester AMT-Free Municipal Fund (the “Fund”), formerly named Oppenheimer AMT-Free Municipals, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and

58        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage

59        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity

60        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of July 31, 2014, the Fund’s maximum exposure under such agreements is estimated at $98,425,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At July 31, 2014, municipal bond holdings with a value of $403,013,586 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $235,075,000 in short-term floating rate securities issued and outstanding at that date.

At July 31, 2014, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 10,000,000	Birmingham, AL Commercial Devel. Authority (Civic Center Improvements) RIBS	10.260%	4/1/41	$11,961,800
5,000,000	CA Health Facilities Financing Authority ROLs	17.968	7/1/39	8,175,200
7,500,000	CA Public Works	8.500	12/1/31	10,898,700
3,000,000	Chicago, IL Park District (Harbor Facilities) DRIVERS	8.257	1/1/37	3,429,300
5,000,000	Chicago, IL Park District (Harbor Facilities) DRIVERS	8.257	1/1/40	5,651,400
5,000,000	Clark County, NV Water Reclamation District DRIVERS	15.967	7/1/38	7,863,000
10,000,000	East Bay, CA Municipal Utility District (Water System) ROLs[3]	8.110	6/1/36	12,733,800
3,480,000	FL COP (Dept. of Management Services) DRIVERS	12.142	8/1/28	4,913,830
4,000,000	Greater Orlando, FL Aviation Authority ROLs[3]	15.331	10/1/32	5,214,400
4,000,000	Houston, TX Airport System ROLs[3]	17.099	7/1/39	6,118,880

61        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 5,000,000	IL Finance Authority (Northwestern Memorial Hospital) DRIVERS	18.565%	8/15/39	$8,115,200
1,665,000	IL Finance Authority ROLs[3]	15.791	5/15/29	2,048,433
3,335,000	IL Finance Authority ROLs[3]	11.860	12/1/30	4,368,683
3,650,000	MI Hospital Finance Authority ROLs[3]	19.242	12/1/23	6,114,334
10,875,000	NH H&EFA (LRG Healthcare) DRIVERS	8.689	10/1/34	12,768,990
5,215,000	NH H&EFA ROLs[3]	22.133	4/1/38	8,674,631
2,500,000	Orange County, FL School Board ROLs[3]	16.949	8/1/34	3,581,800
3,100,000	Pima County, AZ IDA (Metro Police Facility) DRIVERS	15.590	7/1/39	3,777,288
3,335,000	San Francisco, CA City & County COP ROLs[3]	11.840	10/1/33	4,384,791
4,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. ROLs[3]	18.656	11/15/29	6,544,320
3,000,000	University of Illinois (Auxiliary Facilities Systems) DRIVERS	17.699	4/1/38	4,716,000
7,500,000	WA Austin Trust Various States Inverse Certificates	9.889	10/1/33	9,385,650
11,265,000	WA Health Care Facilities Authority (Catholic Health Initiatives)	14.681	10/1/36	16,498,156

				$167,938,586

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $235,075,000 or 10.71% of its total assets as of July 31, 2014.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund

62        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of July 31, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$2,172,460
Sold securities	1,991,118

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of July 31, 2014 is as follows:

Cost	$100,808,454
Market Value	$43,578,095
Market Value as % of Net Assets	2.24%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of July 31, 2014, securities with an aggregate market value of $789,233, representing 0.04% of the Fund’s net assets, were subject to these forbearance agreements. Interest payments of $179,550 are contractually owed to the Fund with respect to these securities and will not be collected under these forbearance agreements.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

63        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$70,441,829	$—	$468,512,668	$256,033,241

1. As of July 31, 2014, the Fund had $468,512,668 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2016	$38,527,923
2017	105,610,446
2018	177,767,456
2019	12,340,869
No expiration	134,265,974

Total	$468,512,668

2. During the fiscal year ended July 31, 2014, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended July 31, 2013, the Fund utilized $12,137,570 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for July 31, 2014. Net assets of the Fund were unaffected by the reclassifications.

64        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments

$1,150,332	$1,855,070	$3,005,402

The tax character of distributions paid during the years ended July 31, 2014 and July 31, 2013 was as follows:

	Year Ended July 31, 2014	Year Ended July 31, 2013

Distributions paid from:
Exempt-interest dividends	$119,404,348	$143,385,602
Ordinary income	1,462,707	2,772,770

Total	$120,867,055	$146,158,372

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,183,504,686 [1]

Gross unrealized appreciation	$142,345,724
Gross unrealized depreciation	(398,378,965)

Net unrealized depreciation	$(256,033,241)

1. The Federal tax cost of securities does not include cost of $225,772,820, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 31, 2014, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$7,097
Payments Made to Retired Trustees	16,253
Accumulated Liability as of July 31, 2014	151,637

65        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

66        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

67        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

68        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

2. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$72,733,107	$—	$72,733,107
Alaska	—	594,788	—	594,788
Arizona	—	68,497,006	—	68,497,006
Arkansas	—	303,168	1,270,546	1,573,714
California	—	327,881,221	—	327,881,221
Colorado	—	36,897,943	440,000	37,337,943
Connecticut	—	4,427,681	—	4,427,681
Delaware	—	6,892,006	—	6,892,006
District of Columbia	—	15,452,295	—	15,452,295
Florida	—	250,835,532	1,827,760	252,663,292
Georgia	—	16,540,420	—	16,540,420
Idaho	—	1,124,458	—	1,124,458

69        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Municipal Bonds and Notes (Continued)
Illinois	$—	$241,494,011	$—	$241,494,011
Indiana	—	36,924,387	—	36,924,387
Iowa	—	4,761,076	—	4,761,076
Kansas	—	3,342,060	—	3,342,060
Kentucky	—	104,132	—	104,132
Louisiana	—	47,900,336	—	47,900,336
Maine	—	8,001,856	—	8,001,856
Maryland	—	2,313,427	—	2,313,427
Massachusetts	—	9,552,375	2	9,552,377
Michigan	—	73,811,630	—	73,811,630
Minnesota	—	4,178,069	—	4,178,069
Mississippi	—	1,031,238	—	1,031,238
Missouri	—	58,629,943	—	58,629,943
Montana	—	9,647,059	—	9,647,059
Nebraska	—	14,219,220	—	14,219,220
Nevada	—	37,407,823	—	37,407,823
New Hampshire	—	57,459,993	—	57,459,993
New Jersey	—	3,356,305	—	3,356,305
New Mexico	—	3,692,199	—	3,692,199
New York	—	25,024,441	—	25,024,441
North Carolina	—	20,286	—	20,286
Ohio	—	158,043,988	—	158,043,988
Oklahoma	—	13,099,414	—	13,099,414
Oregon	—	892,131	—	892,131
Pennsylvania	—	19,644,169	—	19,644,169
Rhode Island	—	19,837,705	—	19,837,705
South Carolina	—	10,468,299	5,214,335	15,682,634
South Dakota	—	546,215	—	546,215
Tennessee	—	12,524,834	—	12,524,834
Texas	—	101,684,150	—	101,684,150
U.S. Possessions	—	224,618,349	—	224,618,349
Utah	—	6,556,303	—	6,556,303
Vermont	—	1,287,709	—	1,287,709
Virginia	—	21,903,382	—	21,903,382
Washington	—	69,870,314	—	69,870,314
West Virginia	—	3,169,712	—	3,169,712
Wisconsin	—	35,284,086	2	35,284,088
Corporate Bonds and Notes	—	9,369	—	9,369

Total Assets	$—	$2,144,491,620	$8,752,645	$2,153,244,265

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

70        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

2. Securities Valuation (Continued)

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Massachusetts	$(8,428)	8,428
Wisconsin	(2)	2
Total Assets	$(8,430)	$8,430

*	Transferred from Level 2 to Level 3 because of the lack of observable market data.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2014		Year Ended July 31, 2013
	Shares	Amount	Shares	Amount

Class A
Sold	47,578,182	$315,053,184	67,539,643	$490,421,994
Dividends and/or distributions reinvested	10,071,602	67,102,720	11,041,559	79,439,013
Redeemed	(105,464,626)	(697,619,070)	(102,490,481)	(733,637,109)

Net decrease	(47,814,842)	$(315,463,166)	(23,909,279)	$(163,776,102)

Class B
Sold	141,824	$928,576	210,107	$1,520,719
Dividends and/or distributions reinvested	149,679	989,797	173,861	1,244,276
Redeemed	(1,459,032)	(9,627,423)	(1,452,174)	(10,387,884)

Net decrease	(1,167,529)	$(7,709,050)	(1,068,206)	$(7,622,889)

Class C
Sold	10,909,233	$71,971,242	17,026,251	$122,036,482
Dividends and/or distributions reinvested	2,182,059	14,438,697	2,489,160	17,798,699
Redeemed	(26,250,333)	(171,483,113)	(25,043,403)	(178,033,192)

Net decrease	(13,159,041)	$(85,073,174)	(5,527,992)	$(38,198,011)

Class Y
Sold	32,295,724	$213,705,171	27,882,789	$202,484,452
Dividends and/or distributions reinvested	1,551,379	10,336,390	1,399,078	10,061,869
Redeemed	(27,373,258)	(181,194,247)	(39,602,756)	(284,816,660)

Net increase (decrease)	6,473,845	$42,847,314	(10,320,889)	$(72,270,339)

71        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2014 were as follows:

	Purchases	Sales

Investment securities	$238,918,163	$724,486,001

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule
12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to

72        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

5. Fees and Other Transactions with Affiliates (Continued)

accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

July 31, 2014	$143,583	$288,258	$70,350	$63,233

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report.

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

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NOTES TO FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates (Continued)

During the year ended July 31, 2014, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class A	$1,022
Class C	248
Class Y	105

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1594% as of July 31, 2014). The Fund pays additional fees annually

74        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

6. Borrowings (Continued)

to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended July 31, 2014 equal 0.07% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of July 31, 2014, the Fund had borrowings outstanding at an interest rate of 0.1594%. Details of the borrowings for the year ended July 31, 2014 are as follows:

Average Daily Loan Balance	$28,007,945
Average Daily Interest Rate	0.1620%
Fees Paid	$1,612,799
Interest Paid	$58,707

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended July 31, 2014 are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return

75        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Reverse Repurchase Agreements (Continued)

securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

Securities subject to reverse repurchase agreements are separately noted in the Statement of Investments.

The Fund executed no transactions under the Facility during the year ended July 31, 2014.

Details of reverse repurchase agreement transactions for the year ended July 31, 2014 are as follows:

Fees Paid	$524,934

8. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds – including the Fund – advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities law and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties – including the Fund – in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the

76        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

8. Pending Litigation (Continued)

Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2014, the appellate court affirmed the lower court’s order approving the settlement. Certain parties subsequently filed a petition for certiorari before the U.S. Supreme Court further challenging the settlement approval order. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

77        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Rochester AMT-Free Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester AMT-Free Municipal Fund, formerly Oppenheimer AMT-Free Municipals, including the statement of investments, as of July 31, 2014, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester AMT-Free Municipal Fund as of July 31, 2014, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 16, 2014

78        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

None of the dividends paid by the Fund during the fiscal year ended July 31, 2014 are eligible for the corporate dividend-received deduction. 98.79% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

79        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

80        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006- June 2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977),

81        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

David K. Downes, Continued	Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 52 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

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Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board

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TRUSTEES AND OFFICERS Unaudited / Continued

Joanne Pace, Continued	Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Joseph M. Wikler, Trustee (since 2005) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Year of Birth: 1948

Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2013), President and Principal Executive Officer (since 2009) Year of Birth: 1958	Chairman of the Sub-Adviser (since July 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and

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William F. Glavin, Jr., Continued

Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a brokerdealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire, Stein and Gabinet, Mss. Nasta and Picciotto, 225 Liberty Street, New York, New York
10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) Year of Birth: 1963	Senior Vice President of the Sub-Adviser (since July 2007) and a Senior Portfolio Manager (since December 2001); Vice President of the Sub-Adviser (April 2001-June 2007) and a Portfolio Manager with the Sub-Adviser (December 1999- November 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

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TRUSTEES AND OFFICERS Unaudited / Continued

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (June 2003-December 2005). Corporate Attorney for Southern Resource Group (June 1999-December 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since

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Arthur S. Gabinet, Continued	January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0310.001.0714 September 17, 2014

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $56,200 in fiscal 2014 and $55,100 in fiscal 2013.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $2,500 in fiscal 2014 and $2,500 in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $727,131 in fiscal 2014 and $611,580 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, internal audit training, Surprise Exam, reorganization, and system conversion testing

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $202,044 in fiscal 2014 and $443,073 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $931,675 in fiscal 2014 and $1,057,153 in fiscal 2013 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester AMT-Free Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	9/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	9/10/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	9/10/2014